                                                                                                       EXHIBIT 10.3

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                                          _______________________________
                                                   as Servicer,

                                          HOME EQUITY LOAN TRUST [ ]-[ ],
                                                     as Issuer

                                                        and

                                            __________________________
                                               as Indenture Trustee

                                             _________________________

                                                SERVICING AGREEMENT

                                             Dated as of _____________
                                             _________________________

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         This Servicing Agreement,  dated as of _________________ (the "Agreement"),  is among  __________________,
as  servicer  (the   "Servicer"),   the  Home  Equity  Loan  Trust  [  ]-[  ],  as  issuer  (the   "Issuer"),   and
__________________, as indenture trustee (the "Indenture Trustee").

                                                    WITNESSETH:

         WHEREAS,  pursuant to the terms of the Purchase  Agreement (as defined herein),  ____________________,  as seller (in such capacity,  "__________") and as servicer,  and  ___________________,  as seller ("___________" and, with _________,  each a "Seller" and together,  the  "Sellers"),  will sell to GreenPoint  Mortgage  Securities LLC
(the "LLC"), as purchaser (in such capacity, the "Purchaser"),  the Initial Mortgage Loans on the Closing Date, and
may sell Subsequent  Mortgage Loans on one or more Subsequent  Transfer Dates,  together with the Related Documents on the Closing Date and any Subsequent  Transfer Date, and thereafter all Additional  Balances  created on or after the Cut-Off Date and any such Subsequent Transfer Date;

         WHEREAS, THE LLC, as depositor (in such capacity,  the "Depositor"),  will sell the Initial Mortgage Loans and assign all of its rights under the Purchase  Agreement to the Issuer,  together  with the Related  Documents on the Closing Date, and thereafter all Additional Balances relating thereto created on or after the Cut-Off Date;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

         WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes; and

         WHEREAS,  pursuant to the terms of this  Agreement,  the Servicer will service the Mortgage Loans directly or through one or more Subservicers.

         NOW,  THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

                                                     ARTICLE I

                                                    Definitions

Section 1.01      Definitions.  For all purposes of this Agreement,  except as otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the  Definitions  contained  in Appendix A to the  indenture  dated as of  ______________
(the  "Indenture"),  between the Issuer and the Indenture  Trustee,  which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02      Other Definitional Provisions.

(a)      All terms  defined in this  Agreement  shall have the defined  meanings  when used in any  certificate  or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)      As used in this Agreement and in any  certificate or other document made or delivered  pursuant  hereto or thereto,  accounting  terms not defined in this  Agreement  or in any such  certificate  or other document,  and accounting  terms partly  defined in this Agreement or in any such  certificate or other  document,  to the extent not defined,  shall have the  respective  meanings  given to them
                  under  generally  accepted  accounting  principles.   To  the  extent  that  the  definitions  of
                  accounting   terms  in  this  Agreement  or  in  any  such  certificate  or  other  document  are inconsistent  with the meanings of such terms under  generally  accepted  accounting  principles, the  definitions  contained in this Agreement or in any such  certificate or other document shall control.

(c)      The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Agreement shall refer  to this  Agreement  as a whole  and not to any  particular  provision  of this  Agreement;
                  Section and Exhibit  references  contained  in this  Agreement  are  references  to Sections  and
                  Exhibits in or to this Agreement unless  otherwise  specified;  the term  "including"  shall mean
                  "including without limitation";  "or" shall include "and/or";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

(d)      The  definitions  contained in this  Agreement are  applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e)      Any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered in  connection  herewith  means such  agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case of agreements or instruments)
                  references to all  attachments  thereto and  instruments  incorporated  therein;  references to a
                  Person are also to its permitted successors and assigns.

Section 1.03      Interest  Calculations.  All  calculations  of interest  hereunder  that are made in respect of a
Mortgage Loan shall be made in conformity  with the related Loan  Agreement.  All  calculations  of interest on the
Notes shall be made on the basis of the actual  number of days in an Interest  Period and a year assumed to consist of 360-days.  The  calculation  of the  Servicing  Fee shall be made on the basis of a 360-day year  consisting  of twelve  30-day  months.  All  dollar  amounts  calculated  hereunder  shall be rounded  to the  nearest  penny with one-half of one penny being rounded up.

                                                      ARTICLE II

                                          Representations and Warranties

Section 2.01      Representations  and Warranties  Regarding the Servicer.  The Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

(a)      the Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws of
                  [    ] and has the corporate  power to own its assets and to transact the business in which it is currently  engaged.  The Servicer is duly qualified to do business as a foreign  corporation  and is in good standing in each  jurisdiction  in which the  character of the business  transacted by it or properties  owned or leased by it requires such  qualification  and in which the failure to so qualify would have a material  adverse effect (not in the ordinary  course of business) on the business, properties, assets, or condition (financial or other) of the Servicer;

(b)      the Servicer has the power and authority to make,  execute,  deliver and perform this Agreement and all of the  transactions  contemplated  under  this  Agreement,  and has taken all  necessary  corporate action to authorize the  execution,  delivery and  performance of this  Agreement.  When executed and delivered,  this Servicing  Agreement will constitute the legal, valid and binding obligation of the Servicer  enforceable  in accordance  with its terms,  except as enforcement of such terms may  be  limited  by  bankruptcy,  insolvency  or  similar  laws  affecting  the  enforcement  of creditors' rights generally and by the availability of equitable remedies;

(c)      the Servicer is not required to obtain the consent of any other Person or any consent,  license,  approval or authorization  from, or registration or declaration with, any governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or  enforceability of this Agreement,  except for such consent, license, approval or authorization,  or registration or declaration, as shall have been obtained or filed, as the case may be;

(d)      the execution and delivery of this Agreement and the performance of the transactions  contemplated  hereby by the Servicer  will not violate any material  provision  of any existing law or  regulation  or any order or decree of any court  applicable  to the Servicer or any provision of the Articles of
                  Incorporation  or Bylaws  of the  Servicer,  or  constitute  a  material  breach of any  material mortgage,  indenture,  contract or other  agreement  to which the Servicer is a party or by which the Servicer may be bound;

(e)      no  litigation  or  administrative  proceeding of or before any court,  tribunal or  governmental  body is currently pending,  or to the knowledge of the Servicer  threatened,  against the Servicer or any of its  properties or with respect to this  Agreement or the  Securities  which in the opinion of the Servicer  has a  reasonable  likelihood  of  resulting  in a material  adverse  effect on the transactions contemplated by this Agreement;

(f)      the  Servicer is a member of MERS in good  standing,  and will comply in all  material  respects  with the rules and  procedures  of MERS in connection  with the  servicing of the Mortgage  Loans that are registered with MERS; and

(g)      the  servicing  of the Mortgage  Loans has at all times been  conducted  in material  compliance  with all applicable  federal,  state and local laws,  rules and regulations and there has been no material violation of any such laws,  rules or  regulations  arising out of the  servicing of the Mortgage
                  Loans.

         The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

Section 2.02      Representations  and Warranties of the Issuer.  The Issuer hereby  represents and warrants to the
Servicer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

(a)      the Issuer is a statutory  trust duly formed and in good standing  under the laws of the State of Delaware and has full  power,  authority  and legal right to execute and  deliver  this  Agreement  and to perform its  obligations  under this Agreement,  and has taken all necessary  action to authorize the execution, delivery and performance by it of this Agreement; and

(b)      the  execution  and  delivery by the Issuer of this  Agreement  and the  performance  by the Issuer of its obligations  under  this  Agreement  will not  violate  any  provision  of any law or  regulation governing  the  Issuer  or any  order,  writ,  judgment  or decree of any  court,  arbitrator  or governmental  authority  or  agency  applicable  to  the  Issuer  or  any  of  its  assets.  Such execution, delivery,  authentication and performance will not require the authorization,  consent or approval of, the giving of notice to, the filing or  registration  with,  or the taking of any other action with respect to, any governmental  authority or agency  regulating the activities of limited liability companies.  Such execution,  delivery,  authentication and performance will not conflict  with,  or result in a breach or violation  of, any  mortgage,  deed of trust,  lease or other agreement or instrument to which the Issuer is bound.

Section 2.03      Enforcement of  Representations  and  Warranties.  The Servicer,  on behalf of and subject to the direction  of the  Indenture  Trustee,  as  pledgee  of the  Mortgage  Loans,  or the  Issuer,  shall  enforce  the representations  and  warranties  of the Sellers  pursuant to the  Purchase  Agreement.  Upon the  discovery by the
Sellers, the LLC, the Servicer,  the Indenture Trustee,  the Enhancer,  the Issuer, or the Custodian of a breach of any of the representations  and warranties made by a Seller in the Purchase  Agreement,  in respect of any Mortgage
Loan which  materially  and adversely  affects the  interests of the  Securityholders  or the  Enhancer,  the party discovering  such breach shall give prompt written  notice to the other parties (the  Custodian  being so obligated under the Custodial  Agreement).  The Servicer shall  promptly  notify such Seller of such breach and request that, pursuant to the terms of the Purchase  Agreement,  the Seller either (i) cure such breach in all material  respects within 90 days from the date the Seller was notified of such breach or (ii)  purchase  such  Mortgage Loan from the
Issuer at the price and in the manner set forth in Section  3.1(d) of the Purchase  Agreement;  provided,  that the
Seller  shall,  subject to the  conditions  set forth in the Purchase  Agreement,  have the option to substitute an
Eligible  Substitute  Loan or Loans for such Mortgage  Loan. In the event that the Seller elects to substitute  one or more Eligible  Substitute Loans pursuant to Section 3.1(e) of the Purchase  Agreement,  the Seller shall deliver to the  Custodian or the  Servicer,  in  accordance  with the  Purchase  Agreement,  with respect to such  Eligible
Substitute  Loans,  the original Loan  Agreement,  the  Mortgage,  and such other  documents and  agreements as are required  by the  Purchase  Agreement.  Payments  due with  respect to  Eligible  Substitute  Loans in the month of substitution  shall not be  transferred  to the Issuer and will be retained  by the  Servicer  and  remitted by the
Servicer  to such Seller on the next  succeeding  Payment  Date  except to the extent that a payment  less than the applicable  Minimum  Monthly Payment has been received by the Issuer for such month in respect of the Mortgage Loan to be removed.  The Servicer  shall amend or cause to be amended the Mortgage  Loan Schedule to reflect the removal of such  Mortgage  Loan and the  substitution  of the Eligible  Substitute  Loans and the Servicer  shall  promptly deliver the amended Mortgage Loan Schedule to the Owner Trustee and Indenture Trustee.

         It is  understood  and agreed  that the  obligation  of the  Sellers to cure such  breach or  purchase  or substitute  for such Mortgage Loan as to which such a breach has occurred and is continuing  shall  constitute  the sole remedy  respecting such breach available to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage
Loans,  against any Seller.  In connection with the purchase of or substitution  for any such Mortgage Loan by such
Seller,  the Issuer  shall  assign to such Seller all of its right,  title and  interest in respect of the Purchase
Agreement  applicable to such Mortgage  Loan.  Upon receipt of the  Repurchase  Price,  or upon  completion of such substitution,  the Servicer shall notify the Custodian,  and the Custodian shall deliver the Loan Agreements to the
Servicer,  together  with all relevant  endorsements  and  assignments  prepared by the Servicer that the Indenture
Trustee shall execute.

                                                 ARTICLE III

                                  Administration and Servicing of Mortgage Loans

Section 3.01      The Servicer.

(a)      The Servicer shall service and administer the Mortgage  Loans in a manner  generally  consistent  with the terms of the Program Guide and in a manner  consistent  with the terms of this Agreement and that shall be normal and usual in its general  mortgage  servicing  activities and consistent with the manner  in  which  it  services  all  other  Mortgage  Loans  in  its  servicing  portfolio  with characteristics  similar to those of the Mortgage  Loans.  The Servicer shall have full power and authority,  acting alone or through a  Subservicer,  to do any and all things in connection  with
                  such  servicing  and  administration  which  it  may  deem  necessary  or  desirable,   it  being
                  understood,  however,  that the Servicer shall at all times remain  responsible to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage Loans,  for the performance of its duties and obligations  hereunder  in  accordance  with the terms  hereof  and the  Program  Guide.  Without limiting the generality of the foregoing,  the Servicer shall continue,  and is hereby authorized and  empowered by the Issuer and the  Indenture  Trustee,  as pledgee of the Mortgage  Loans,  to execute and deliver,  on behalf of itself,  the Issuer, the Indenture Trustee or any of them, any and all instruments of satisfaction or  cancellation,  or of partial or full release or discharge and all other  comparable  instruments  with  respect  to the  Mortgage  Loans and the  Mortgaged
                  Properties.  The Issuer,  the Indenture Trustee and the Custodian,  as applicable,  shall furnish the Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Servicer to carry out its servicing and  administrative  duties hereunder.  In addition,  the
                  Servicer  may,  at its own  discretion  and on behalf of the  Indenture  Trustee,  obtain  credit information  in the form of a "credit score" from a credit  repository.  On the Closing Date, the
                  Indenture  Trustee  shall deliver to the Servicer a limited  power of attorney  substantially  in the form of Exhibit B hereto.  The  Servicer is further  authorized  and  empowered by the Issuer and the Indenture  Trustee,  on behalf of the Noteholders and the Indenture  Trustee,  in its own
                  name or in the name of the  Subservicer,  when the Servicer or the  Subservicer,  as the case may be,  believes it  appropriate  in its best  judgment to register any  Mortgage  Loan on the MERS®
                  System,  or cause the removal from the registration of any Mortgage Loan on the MERS® System,  to execute and deliver,  on behalf of the Indenture  Trustee and the Noteholders or any of them, any and all  instruments  of  assignment  and  other  comparable  instruments  with  respect  to such assignment  or  re-recording  of a  Mortgage  in the  name of MERS,  solely  as  nominee  for the
                  Indenture  Trustee and its  successors and assigns.  The Indenture  Trustee shall have no ongoing responsibility  to check the  status of the  Mortgage  Loans on the MERS®  System.  Any  expenses incurred in connection  with the actions  described in the preceding  sentence  shall be borne by the Servicer, with no right of reimbursement.

         Subject to Section  3.15,  if the Mortgage did not have a Lien senior to the related  Mortgage Loan on the related  Mortgaged  Property as of the related Cut-Off Date, then the Servicer,  in such capacity,  may not consent to the placing of a Lien  senior to that of the  Mortgage on the  related  Mortgaged  Property.  Subject to Section
3.15, if the Mortgage had a Lien senior to the related  Mortgage Loan on the related  Mortgaged  Property as of the related  Cut-Off Date,  then the  Servicer,  in such  capacity,  may not consent to the  refinancing  of such prior senior Lien;  unless (i) the  resulting  CLTV of such Mortgage Loan is no higher than the greater of the CLTV prior to such  refinancing  or a 70% CLTV (or a 80%  CLTV  for  those  borrowers  with a FICO  "credit  score"  of 720 or greater)  and (ii) the  interest  rate for the loan  evidencing  the  refinanced  senior Lien is no higher than the interest rate on the loan evidencing the existing  senior Lien  immediately  prior to the date of such  refinancing
(meaning,  in the case of an adjustable rate loan, a substantially  similar index and a gross margin no higher than that of the existing senior Lien);  provided,  however,  that if the loan evidencing the existing senior Lien prior to the date of refinancing  is an adjustable  rate loan and the loan  evidencing  the  refinanced  senior Lien is a fixed rate loan,  then the  interest  rate on the loan  evidencing  the  refinanced  senior  Lien may be up to 2.0%
higher than the  then-current  mortgage  rate of the loan  evidencing  the existing  senior Lien and (iii) the loan evidencing the refinanced senior Lien is not subject to negative amortization.

         In connection  with servicing the Mortgage Loans,  the Servicer may take  reasonable  actions to encourage or effect the termination of Loan Agreements that have become dormant.

         The  relationship  of the Servicer (and of any successor to the Servicer as servicer under this Agreement)
to the Issuer  under this  Agreement  is intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

(b)      The  Servicer  may  enter  into   Subservicing   Agreements  with   Subservicers  for  the  servicing  and
                  administration  of certain of the  Mortgage  Loans.  The  Servicer  shall  provide  notice to the
                  Indenture  Trustee upon entering into a Subservicing  Agreement.  References in this Agreement to actions  taken or to be taken by the Servicer in servicing  the Mortgage  Loans  include  actions taken  or to be taken  by a  Subservicer  on  behalf  of the  Servicer  and any  amount  actually received  by such  Subservicer  in  respect  of a  Mortgage  Loan  shall be  deemed  to have been received by the Servicer  whether or not actually  received by the  Servicer.  Each  Subservicing
                  Agreement  will be upon such terms and  conditions as are not  inconsistent  with this  Agreement and as the  Servicer  and the  Subservicer  have agreed.  With the  approval of the  Servicer,  a
                  Subservicer  may  delegate  its  servicing  obligations  to  third-party   servicers,   but  such
                  Subservicers will remain obligated under the related  Subservicing  Agreements.  The Servicer and the  Subservicer  may enter into  amendments to the related  Subservicing  Agreements;  provided, however,  that any such amendments  shall not cause the Mortgage Loans to be serviced in a manner that  would be  materially  inconsistent  with the  standards  set forth in this  Agreement.  The
                  Servicer shall be entitled to terminate any  Subservicing  Agreement in accordance with the terms and  conditions  thereof  and  without  any  limitation  by virtue of this  Agreement;  provided, however,  that in the event of termination of any  Subservicing  Agreement by the Servicer or the
                  Subservicer,  the  Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  The Servicer shall be entitled to enter into any agreement with a Subservicer for  indemnification  of the Servicer and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

         In the event that the rights,  duties and  obligations  of the  Servicer  are  terminated  hereunder,  any successor to the Servicer in its sole  discretion  may, to the extent  permitted by applicable  law,  terminate the existing  Subservicing  Agreement with any Subservicer in accordance with the terms of the applicable  Subservicing
Agreement or assume the terminated  Servicer's rights and obligations under such  subservicing  arrangements  which termination or assumption will not violate the terms of such arrangements.

         As part of its servicing  activities  hereunder,  the Servicer,  for the benefit of the Indenture Trustee, the Enhancer and the  Securityholders,  shall use reasonable efforts to enforce the obligations of each Subservicer under the related  Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation  would have a material  adverse effect on a Mortgage Loan. Such  enforcement,  including,  without  limitation,  the legal prosecution  of claims,  termination of  Subservicing  Agreements  and the pursuit of other  appropriate  remedies, shall be in such  form and  carried  out to such an  extent  and at such time as the  Servicer,  in its good  faith business  judgment,  would  require were it the owner of the related  Mortgage  Loans.  The Servicer  shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery resulting  from such  enforcement to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys fees against the party against whom such enforcement is directed.

         (c)      All other  documents  contained in the Mortgage File and any original  documents  relating to the
Mortgage Loans not contained in the Mortgage File or delivered to the Custodian,  if any, or the Indenture  Trustee
are and shall be held by the Servicer in trust as agent for the Indenture Trustee on behalf of the Noteholders.

Section 3.02      Collection of Certain Mortgage Loan Payments.

(a)      The  Servicer  shall  make  reasonable  efforts  to collect  all  payments  called for under the terms and provisions of the Mortgage Loans,  and shall,  to the extent such procedures  shall be consistent with this  Agreement and generally  consistent  with the Program  Guide,  follow such  collection procedures  as shall be  normal  and  usual in its  general  mortgage  servicing  activities  and consistent  with the  procedures  the Servicer  employs in servicing all other  Mortgage Loans in
                  the  servicing  portfolio  with   characteristics   similar  to  those  of  the  Mortgage  Loans.
                  Consistent  with the  foregoing,  and without  limiting  the  generality  of the  foregoing,  the
                  Servicer may in its  discretion  (i) waive  any late payment  charge,  penalty  interest or other fees  which may be  collected  in the  ordinary  course of  servicing  a  Mortgage  Loan and (ii)
                  arrange  with a Mortgagor a schedule  for the payment of  principal  and interest due and unpaid;
                  provided,  that such arrangement is consistent with the Servicer's  policies with respect to home equity  mortgage  loans;  and provided  further,  that  notwithstanding  such  arrangement,  such
                  Mortgage  Loans will be included  in the  information  regarding  delinquent  Mortgage  Loans set forth in the  Servicing  Certificate.  The  Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance  with the Program Guide;  provided,  however,  that the Servicer shall first  determine  that any such  waiver or  extension  will not impair the  coverage of any related  insurance policy or materially  adversely affect the Lien of the related Mortgage or the interests of the  Securityholders  or the  Enhancer,  and the  Servicer  shall not grant any such waiver  or  extension  that  would  have  any such  effect.  Consistent  with  the  terms of this
                  Agreement, the Servicer may also:

(i)      waive, modify or vary any term of any Mortgage Loan (including reduce the Credit Limit);

(ii)     consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii)    arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

(iv)     forgive any portion of the amounts contractually owed under the Mortgage Loan;

(v)      capitalize  past due  amounts  owed under the  Mortgage  Loan by adding any  amounts in  arrearage  to the existing  principal  balance of the Mortgage  Loan (a  "Capitalization  Workout")  which will result in an increased  monthly payment amount,  provided that: (A) the amount added to the existing  principal balance of the  Mortgage  Loan (the  "Capitalized  Amount")  shall be no greater  than five times the  Mortgagor's current  Minimum  Monthly  Payment  amount;  and (B) the  Servicer  shall not enter into a  Capitalization
         Workout  unless the CLTV of the Mortgage Loan prior to the  Capitalization  Workout  equals or exceeds 80%
         and  the  Mortgagor  has  qualified  for  the  Capitalization   Workout  under  the  Servicer's  servicing
         guidelines; or

(vi)     reset the maturity  date for the Mortgage  Loan,  but in no event shall such reset date extend  beyond the end of the Collection Period preceding the Final Payment Date;

                  or  any  combination  of  the  foregoing,  if  in  the  Servicer's   determination  such  waiver,
modification,  postponement or indulgence is not materially adverse to the interests of the  Securityholders or the
Enhancer;  provided,  however,  that the Servicer may not modify or permit any  Subservicer  to modify any Mortgage
Loan (including  without  limitation any modification  that would change the Loan Rate,  forgive the payment of any principal or interest  (unless in  connection  with the  liquidation  of the related  Mortgage  Loan) or extend the final  maturity  date of such  Mortgage  Loan) unless such  Mortgage  Loan is in default or, in the judgment of the
Servicer,  such default is  reasonably  foreseeable.  The general terms of any waiver,  modification,  forgiveness, postponement  or  indulgence  with  respect  to any  of the  Mortgage  Loans  will  be  included  in the  Servicing
Certificate,  and such Mortgage Loans will not be considered  "delinquent"  for the purposes of the Basic Documents so long as the  Mortgagor  complies  with the terms of such  waiver,  modification,  forgiveness,  postponement  or indulgence.

(b)      The  Servicer  shall  establish a Custodial  Account,  which shall be an Eligible  Account,  titled  "Home
                  Equity  Loan  Trust  Series  [ ]-[ ]," in  which  the  Servicer  shall  deposit  or  cause  to be deposited any amounts  representing  payments and collections in respect of the Initial  Mortgage
                  Loans  received by it  subsequent  to or on the Cut-Off Date or, with  respect to the  Subsequent
                  Mortgage Loans,  the Subsequent  Cut-Off Date (other than in respect of the payments  referred to in the following  paragraph),  within two Business Days following  receipt  thereof (or otherwise on or prior to the Closing Date),  including the following  payments and collections  received or made by it (without duplication):

(i)      all payments of principal of or interest on the Mortgage Loans received or advanced by the Servicer, net of any portion of the interest thereof retained by any Subservicer as subservicing fees;

(ii)     the aggregate Repurchase Price of the Mortgage Loans purchased by the Servicer pursuant to Section 3.15;

(iii)    Net Liquidation Proceeds, net of any related Foreclosure Profit and all Subsequent Net Recovery Amounts;

(iv)     all proceeds of any Mortgage Loans repurchased by a Seller pursuant to the Purchase Agreement, and all
         Substitution Adjustment Amounts required to be deposited in connection with the substitution of an
         Eligible Substitute Loan pursuant to the Purchase Agreement;

(v)      Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

(vi)     amounts required to be paid by the Servicer pursuant to Section 8.08;

provided,  however,  that with respect to each  Collection  Period,  the Servicer shall be permitted to retain from payments  in respect of  interest  on the  Mortgage  Loans,  the  Servicing  Fee for such  Collection  Period.  The foregoing  requirements  respecting  deposits to the Custodial  Account are exclusive,  it being  understood  that, without  limiting the generality of the foregoing,  the Servicer need not deposit in the Custodial  Account amounts representing  Foreclosure  Profits,  fees (including annual fees) or late charge  penalties,  payable by Mortgagors
(such amounts to be retained as additional  servicing  compensation  in  accordance  with Section 3.09 hereof),  or amounts  received by the Servicer  for the accounts of  Mortgagors  for  application  towards the payment of taxes, insurance  premiums,  assessments  and similar  items.  In the event any amount not required to be deposited in the
Custodial  Account is so deposited,  the Servicer may at any time withdraw such amount from the Custodial  Account, any  provision  herein to the contrary  notwithstanding.  The  Servicer  shall  retain all  Foreclosure  Profits as additional servicing compensation.

         The  Servicer,  in its sole  discretion,  may  deposit  into the  Custodial  Account,  Servicer  Advances, representing  installments  of principal of or interest on Mortgage Loans that were delinquent as of the end of any
Collection  Period,  provided  that the Servicer  reasonably  believes that such amounts will be  recoverable  from
Collections  on the related  Mortgage Loan. If the Servicer  makes any such Servicer  Advances,  the Servicer shall be entitled to reimburse  itself by withdrawing  from the Custodial  Account,  as provided  herein,  any amounts so advanced.  The Servicer may cause the  institution  maintaining  the  Custodial  Account to invest any funds in the
Custodial  Account in Permitted  Investments  (including  obligations of the Servicer or any of its Affiliates,  if such obligations  otherwise  qualify as Permitted  Investments),  which investments shall mature not later than the
Business Day preceding the next  succeeding  Payment Date, and which  investments  shall not be sold or disposed of prior to  maturity.  In  addition,  no such  Permitted  Investment  shall be purchased at a price in excess of par.
Except as provided above,  all income and gain realized from any such investment  shall inure to the benefit of the
Servicer and shall be subject to its  withdrawal or order from time to time.  The amount of any losses  incurred in respect  of the  principal  amount of any such  investments  shall be  deposited  in the  Custodial  Account by the
Servicer out of its own funds immediately as realized.

(c)      The Servicer shall require each Subservicer to hold all funds constituting collections on the Mortgage
                  Loans, pending remittance thereof to the Servicer, in one or more accounts meeting the requirements of an Eligible Account, and shall require all such funds to be invested in
                  Permitted Investments, unless all such collections are remitted on a daily basis to the
                  Servicer for deposit into the Custodial Account.

Section 3.03      Withdrawals  from the  Custodial  Account.  The  Servicer  shall,  from time to time as  provided herein,  make  withdrawals  from the Custodial  Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Mortgage Loans for the following purposes:

(a)      on each  Determination  Date, the Servicer shall determine the aggregate  amounts to be withdrawn from the
                  Custodial  Account and applied  pursuant to Section  3.05(a) of the Indenture and, prior to close of business on the Business Day prior to the related  Payment Date (provided,  however,  that the
                  Indenture  Trustee  shall not be required to invest any amounts  deposited  into the Note Payment
                  Account after 1:00 p.m.),  shall  withdraw  such amounts from the  Custodial  Account and deposit such  amounts  into  the Note  Payment  Account,  Funding  Account  or  Reserve  Sub-Account,  as
                  applicable,  to be  distributed  by the  Paying  Agent in  accordance  with  and in the  order or priority set forth in Section  3.05(a) of the  Indenture  for such Payment  Date,  in  accordance with the Servicing Certificate;

(b)      to pay to itself any monthly  payments  received  from the  Mortgagors,  the amount of such  payment  that represents  interest  accrued on the related  Mortgage  Loan for any period  prior to the Cut-Off
                  Date; prior to the commencement of the Rapid Amortization  Period, from Principal  Collections on the Mortgage Loans,  and, if Principal  Collections are not  sufficient,  from Excess Spread,  to pay to _________  the amount of any  Additional  Balances as and when created  during the related
                  Collection Period, and, prior to the commencement of the Managed  Amortization  Period, to pay to the  related  Seller  the  Purchase  Price  of any  Subsequent  Mortgage  Loans  on  the  related
                  Subsequent Transfer Date;

(c)      to the extent  deposited to the Custodial  Account,  to reimburse  itself or the related  Subservicer  for previously  unreimbursed expenses incurred in maintaining  individual insurance policies pursuant
                  to  Section  3.04,  or  Liquidation  Expenses,   paid  pursuant  to  Section  3.07  or  otherwise
                  reimbursable  pursuant  to the terms of this  Agreement  (to the extent not  payable  pursuant to
                  Section 3.09),  such withdrawal  right being limited to amounts  received on particular  Mortgage
                  Loans (other than any Repurchase  Price in respect  thereof) that  represent  late  recoveries of the payments for which such advances were made, or from related Net  Liquidation  Proceeds or the proceeds of the purchase of such Mortgage Loan;

(d)      to pay to itself out of each payment  received on account of interest on a Mortgage  Loan as  contemplated by Section  3.09,  an amount  equal to the related  Servicing  Fee and the  Recovery  Fee (to the extent  not  retained  pursuant  to  Section  3.02 or 3.07),  and to pay to any  Subservicer  any
                  subservicing fees not previously withheld by such Subservicer;

(e)      to the extent deposited in the Custodial Account,  to pay to itself as additional  servicing  compensation any (i) interest or  investment  income earned on funds  deposited in the Custodial  Account that it is entitled to withdraw  pursuant to Sections 3.02(b) and 5.01, and  (ii) Foreclosure  Profits
                  (to the extent permitted by law);

(f)      to pay to itself or a Seller,  with respect to any Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred  to such Seller,  the Servicer or other entity, all amounts  received  thereon and not required to be  distributed to  Securityholders  as of the date on which the related Purchase Price or Repurchase Price is determined;

(g)      to withdraw any other  amount  deposited  in the  Custodial  Account that was not required to be deposited therein pursuant to Section 3.02;

(h)      to pay to  itself,  with  respect  to any  Mortgage  Loan  for  which it has made a  Servicer  Advance  of delinquent principal or interest,  any previously  unreimbursed Servicer Advances of such amounts theretofore  made to the extent of receipts of late  recoveries of such payments from the related
                  Mortgagors,  out of related  Net  Liquidation  Proceeds or the  proceeds of the  purchase of such
                  Mortgage Loans;

(i)      to reimburse  itself for the amount of any  investment  earnings  advanced  prior to maturity  pursuant to
                  Section 5.01, to the extent not reimbursed  from earnings  received on the related  investment at maturity;

(j)      at its option,  for so long as it is the sole  Certificateholder,  to pay to itself from amounts otherwise required to be remitted to the Distribution  Account in accordance with  Section 3.05(a)(xvi)  of the Indenture, all amounts payable to it as a Certificateholder on the related Payment Date, and

(k)      to  reimburse  itself for Servicer  Advances of  delinquent  principal  or interest on a Mortgage  Loan or other  advances  that are made pursuant to this  Agreement  that are not  reimbursed  pursuant to clauses (c) or (h) of this Section 3.03.

         Since,  in connection  with  withdrawals  pursuant to clauses (c),  (d), (e), (f) and (h), the  Servicer's entitlement  thereto is limited to  collections  or other  recoveries on the related  Mortgage  Loan,  the Servicer shall keep and  maintain  separate  accounting,  on a Mortgage  Loan by  Mortgage  Loan  basis,  for the purpose of justifying  any  withdrawal  from the  Custodial  Account  pursuant  to such  clauses.  Notwithstanding  any  other provision of this  Agreement,  the Servicer shall be entitled to reimburse  itself for any previously  unreimbursed expenses incurred pursuant to Section 3.07 or otherwise  reimbursable  pursuant to the terms of this Agreement that the Servicer  determines to be otherwise  nonrecoverable  (except with respect to any Mortgage Loan as to which the
Repurchase  Price has been  paid),  by  withdrawal  from the  Custodial  Account  of  amounts  on  deposit  therein attributable  to the  Mortgage  Loans on any Business  Day prior to the Payment  Date  succeeding  the date of such determination.

Section 3.04      Maintenance of Hazard  Insurance;  Property  Protection  Expenses.  To the extent permitted under the related Loan Agreement and Mortgage,  and to the extent the Servicer  receives  notice that a hazard  insurance policy has been  cancelled,  the Servicer  shall cause to be maintained  for each  Mortgage  Loan hazard  insurance naming the  Servicer or related  Subservicer  as loss payee  thereunder  providing  extended  coverage in an amount which is at least  equal to the  lesser of  (i) the  maximum  insurable  value of the  improvements  securing  such
Mortgage  Loan from  time to time or  (ii) the  combined  principal  balance  owing on such  Mortgage  Loan and any mortgage  loan senior to such  Mortgage Loan from time to time;  provided,  however,  that such coverage may not be less than the minimum  amount  required to fully  compensate  for any loss or damage on a  replacement  cost basis.
The  Servicer  shall use its best  efforts to monitor  that hazard  insurance  is  maintained  as  described in the previous  sentence in the same manner as it would for  mortgage  loans in its own  portfolio.  The  Servicer  shall also  cause to be  maintained  on  property  acquired  upon  foreclosure,  or deed in lieu of  foreclosure,  of any
Mortgage Loan, fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the application of any  co-insurance  clause  contained in the related hazard  insurance  policy.  Amounts collected by the Servicer  under any such policies  (other than amounts to be applied to the  restoration or repair of the related  Mortgaged  Property or property  thus  acquired or amounts  released to the Mortgagor in accordance with the Servicer's  normal servicing  procedures) shall be deposited in the Custodial Account to the extent called for by  Section  3.02.  In cases in which any  Mortgaged  Property  is  located  at any time  during  the life of a
Mortgage Loan in a federally  designated  flood area, to the extent  permitted under the related Loan Agreement and
Mortgage,  and to the extent the Servicer receives notice that the related flood insurance has been cancelled,  the hazard  insurance to be maintained  for the related  Mortgage  Loan shall  include  flood  insurance (to the extent available).  All such flood  insurance  shall be in  amounts  equal to the  lesser of (i) the  amount  required  to compensate  for any loss or damage to the  related  Mortgaged  Property  on a  replacement  cost basis and (ii) the maximum amount of such insurance  available for such Mortgaged  Property under the national flood insurance program
(assuming  that the area in which such  Mortgaged  Property  is  located is  participating  in such  program).  The
Servicer  shall use its best efforts to monitor such flood  insurance as described in the previous  sentence in the same manner as it would for mortgage  loans in its own  portfolio.  The Servicer  shall be under no  obligation  to require that any  Mortgagor  maintain  earthquake  or other  additional  insurance and shall be under no obligation itself to maintain any such  additional  insurance on property  acquired in respect of a Mortgage Loan,  other than pursuant  to such  applicable  laws and  regulations  as shall at any time be in force  and as shall  require  such additional  insurance.  If the  Servicer  shall obtain and maintain a blanket  policy  consistent  with its general mortgage  servicing  activities  insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have  satisfied  its  obligations  as set forth in the first  sentence of this Section  3.04, it being understood and agreed that such policy may contain a deductible  clause,  in which case the Servicer  shall, in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy  complying  with the first  sentence  of this  Section  3.04 and there  shall  have been a loss which  would  have been  covered by such policy,  deposit in the Custodial  Account the amount not otherwise  payable  under the blanket  policy  because of such  deductible  clause.  Any  such  deposit  by the  Servicer  shall  be made  on the  last  Business  Day of the
Collection  Period in the month in which  payments under any such policy would have been deposited in the Custodial
Account.  In connection with its activities as servicer of the Mortgage Loans,  the Servicer agrees to present,  on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

Section 3.05      Modification  Agreements.  The Servicer or the related Subservicer,  as the case may be, shall be entitled to (a) execute  assumption  agreements,  substitution  agreements,  and  instruments  of  satisfaction  or cancellation or of partial or full release or discharge,  or any other document  contemplated by this Agreement and other  comparable  instruments  with  respect  to the  Mortgage  Loans and with  respect to the  related  Mortgaged
Properties (and the Issuer and the Indenture  Trustee each shall promptly  execute any such documents on request of the Servicer) and (b) approve the granting of an easement  thereon in favor of another  Person,  any  alteration or demolition of such Mortgaged  Properties or other similar matters, if it has determined,  exercising its good faith business  judgment  in the same  manner as it would if it were the owner of the related  Mortgage  Loans,  that the security  for, and the timely and full  collectability  of, such  Mortgage  Loans would not be  adversely  affected thereby.  A partial  release  pursuant to this  Section  3.05 shall be  permitted  only if the CLTV for the related
Mortgage  Loan after  such  partial  release  does not exceed  the CLTV for such  Mortgage  Loan as of the  related
Cut-Off Date.  Any fee collected by the Servicer or the related  Subservicer  for  processing  such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

Section 3.06      Trust Estate; Related Documents.

(a)      When required by the  provisions  of this  Agreement,  the Issuer or the  Indenture  Trustee shall execute instruments  to release  property from the terms of the Trust  Agreement,  Indenture or Custodial
                  Agreement,  as  applicable,  or convey the Issuer's or the  Indenture  Trustee's  interest in the same, in a manner and under  circumstances  that are not inconsistent with the provisions of this
                  Agreement.  No party relying upon an instrument  executed by the Issuer or the Indenture  Trustee as  provided in this  Section  3.06 shall be bound to  ascertain  the  Issuer's or the  Indenture
                  Trustee's  authority,  inquire into the  satisfaction  of any conditions  precedent or see to the application of any moneys.

(b)      If from time to time any written  assurance,  assumption  agreement  or  substitution  agreement  or other similar  agreement  shall be executed  pursuant to Section  3.05,  the Servicer  shall check that each of such  documents  purports  to be an  original  executed  copy (or a copy of the  original executed  document if the original  executed  copy has been  submitted  for recording and has not yet been  returned)  and, if so,  shall file such  documents,  and upon  receipt of the  original executed  copy from the  applicable  recording  office or receipt of a copy thereof  certified by the applicable  recording office shall file such originals or certified copies,  with the Related
                  Documents held by the Servicer.

(c)      Upon receipt of a Request for Release from the  Servicer,  substantially  in the form of Exhibit C hereto, to the effect that a Mortgage  Loan has been the subject of a final  payment or a  prepayment  in full and  such  Mortgage  Loan has been  terminated  or that  substantially  all Net  Liquidation
                  Proceeds  that have been  determined  by the  Servicer in its  reasonable  judgment to be finally recoverable  have been  recovered,  and upon  deposit  to the  Custodial  Account  of such  final monthly  payment,  prepayment in full  together  with accrued and unpaid  interest to the date of such payment with respect to such  Mortgage Loan or, if  applicable,  Net  Liquidation  Proceeds, the  Custodian  shall  promptly  release  the  Related  Documents  held by the  Custodian  to the
                  Servicer.  The  Indenture  Trustee  shall  execute  such  Related  Documents,   along  with  such
                  documents  as the  Servicer or the related  Mortgagor  may request to evidence  satisfaction  and discharge  of such  Mortgage  Loan,  upon  request of the  Servicer.  If from time to time and as appropriate  for the servicing or foreclosure  of any Mortgage  Loan,  the Servicer  requests the
                  Custodian to release the Related  Documents  held by the  Custodian and delivers to the Custodian a trust receipt reasonably  satisfactory to the Custodian and signed by a Responsible  Officer of the  Servicer,  the  Custodian  shall  release such Related  Documents to the  Servicer.  If such
                  Mortgage  Loans shall be liquidated  and the Custodian  receives a certificate  from the Servicer as provided  above,  then,  upon request of the Servicer,  the Custodian  shall release the trust receipt to the Servicer.

Section 3.07      Realization  Upon  Defaulted  Mortgage  Loans.  With respect to any Mortgage Loan that comes into and continues in default,  the Servicer shall decide whether to (i) foreclose upon the related Mortgaged  Property,
(ii) write off the unpaid  Principal  Balance thereof as bad debt,  (iii) take a deed in lieu of foreclosure,  (iv)
accept a short sale (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the Mortgagor),  (v) permit a short  refinancing (a payoff of the  Mortgage  Loan for an  amount  less  than  the  total  amount  contractually  owed in  order to  facilitate refinancing  transactions  by the Mortgagor not  involving a sale of the  Mortgaged  Property),  (vi) arrange for a repayment  plan,  (vii) agree to a modification  in accordance with this Agreement or (viii) take an unsecured note in each case  subject to the rights of any  related  first  Lien  holder;  provided,  that in  connection  with the foregoing,  if the  Servicer has actual  knowledge  that any  Mortgaged  Property is affected by hazardous or toxic wastes or substances  and that the  acquisition of such Mortgaged  Property would not be  commercially  reasonable, then the Servicer shall not cause the Issuer or the Indenture  Trustee to acquire title to such Mortgaged  Property in a  foreclosure  or similar  proceeding.  In  connection  with such  decision,  the  Servicer  shall  follow such practices  (including,  in the case of any default on a related  senior  mortgage  loan,  the advancing of funds to correct such default if deemed to be  appropriate  by the  Servicer) and  procedures as it shall deem  necessary or advisable and as shall be normal and usual in its general  mortgage  servicing  activities and as shall be required or permitted by the Program  Guide;  provided,  that the Servicer  shall not be liable in any respect  hereunder if the Servicer is acting in connection with any such foreclosure or attempted  foreclosure  which is not completed or other  conversion in a manner that is consistent  with the provisions of this  Agreement.  The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection  with any  foreclosure or attempted  foreclosure  which is not  completed  or towards the  correction  of any default on a related  senior mortgage loan or restoration of any property  unless it shall  determine  that such  expenditure  will increase the related Net  Liquidation  Proceeds.  In the event of a  determination  by the  Servicer  that any such  expenditure previously  made  pursuant  to this  Section  3.07 will not be  reimbursable  from Net  Liquidation  Proceeds,  the
Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

         Notwithstanding  any provision of this Agreement,  a Mortgage Loan may be deemed to be finally  liquidated if substantially  all amounts  expected by the Servicer to be received in connection  therewith have been received;
provided,  however,  that the  Servicer  may  continue to pursue  recovery of such  Mortgage  Loan and any Recovery
Amount with  respect to any such  Mortgage  Loan shall be deposited  into the  Custodial  Account.  If the Servicer continues  to pursue  recovery,  the Servicer  shall be entitled to the Recovery Fee with respect to that  Mortgage
Loan and to be  reimbursed  for any  Servicer  Advances  and expenses  from  Recovery  Amounts with respect to such
Mortgage Loan as though such Mortgage Loan continued to be an  Outstanding  Mortgage Loan  hereunder.  For purposes of determining the amount of any Net Liquidation  Proceeds,  Insurance  Proceeds or other unscheduled  collections, the  Servicer  may take into  account  minimal  amounts of  additional  receipts  expected  to be  received  or any estimated additional liquidation expenses expected to be incurred in connection with such Mortgage Loan.

         In the event that  title to any  Mortgaged  Property  is  acquired  in  foreclosure  or by deed in lieu of foreclosure,  the deed or certificate of sale shall be issued to the Indenture  Trustee,  which shall hold the same on behalf of the Issuer in accordance  with Section 3.13 of the  Indenture.  Notwithstanding  any such  acquisition of title and  cancellation  of the related  Mortgage  Loan,  such  Mortgaged  Property  shall  (except as otherwise expressly  provided  herein) be considered to be an outstanding  Mortgage Loan held as an asset of the Issuer until such  time as such  property  shall be sold.  Consistent  with  the  foregoing  for  purposes  of all  calculations hereunder,  so long as the related  Mortgage Loan shall be considered to be an outstanding  Mortgage Loan, it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced by the related Loan Agreement  shall have been discharged,  such Loan  Agreement  in effect at the time of any such  acquisition  of title  before any  adjustment thereto by reason of any  bankruptcy  or similar  proceeding or any  moratorium  or similar  waiver or grace period will remain in effect.

         Any proceeds from  foreclosure  proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement,  as well as any recovery  resulting from a collection of Net  Liquidation  Proceeds or
Insurance  Proceeds,  shall be applied in the following order of priority:  first, to reimburse the Servicer or the related  Subservicer in accordance with this Section 3.07;  second, to pay the Servicer or the related  Subservicer all Servicing Fees payable  therefrom;  third, to pay accrued and unpaid interest on such Mortgage Loan, at the Net
Loan  Rate to the  Payment  Date on  which  such  amounts  are to be  deposited  in the  Note  Payment  Account  or
Distribution  Account;  and fourth,  as a recovery of principal on such Mortgage Loan.  Any remaining  amount shall constitute Foreclosure Profits.

Section 3.08      Issuer and  Indenture  Trustee to Cooperate.  On or before each Payment  Date,  the Servicer will notify the Indenture  Trustee or the Custodian,  with a copy to the Issuer, of the termination of or the payment in full and the termination of any Mortgage Loan during the preceding  Collection  Period.  Upon receipt of payment in full,  the  Servicer is  authorized  to execute,  pursuant  to the  authorization  contained  in Section  3.01,  an instrument of satisfaction  regarding the related Mortgage,  which instrument of satisfaction  shall be recorded by the  Servicer  if required by  applicable  law and be  delivered  to the Person  entitled  thereto and to cause the removal  from the  registration  on the  MERS®  System of such  Mortgage.  It is  understood  and  agreed  that any expenses  incurred in connection  with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Custodial  Account.  From time to time and as appropriate  for the servicing or foreclosure of any
Mortgage Loan,  the Custodian  shall,  upon request of the Servicer and delivery to the  Custodian,  with a copy to the Issuer,  of a Request for Release,  in the form  attached  hereto as Exhibit C, signed by a Servicing  Officer, release or cause to be released  the related  Loan  Agreement  to the  Servicer.  The Issuer or  Indenture  Trustee
shall  promptly  execute such  documents,  in the forms  provided by the  Servicer,  as shall be necessary  for the prosecution of any such  proceedings or the taking of other  servicing  actions.  Such trust receipt shall obligate the Servicer to return such Loan  Agreement to the  Custodian (as specified in such receipt) when the need therefor by the Servicer no longer exists,  unless the Mortgage Loan shall be liquidated,  in which case,  upon receipt of a certificate of a Servicing  Officer  similar to that specified  above,  such trust receipt shall be released to the
Servicer.

         In order to  facilitate  the  foreclosure  of the Mortgage  securing any Mortgage  Loan that is in default following  recordation  of the related  Assignment  of Mortgage in accordance  with the  provisions of the Purchase
Agreement,  the  Indenture  Trustee or the Issuer  shall,  if so  requested  in writing by the  Servicer,  promptly execute an  appropriate  assignment  in the form  provided by the  Servicer to assign  such  Mortgage  Loan for the purpose of collection to the Servicer (any such  assignment  shall  unambiguously  indicate that the  assignment is for the purpose of collection only),  and, upon such assignment,  such assignee for collection will thereupon bring all required  actions in its own name and  otherwise  enforce the terms of such Mortgage Loan and deposit or credit the Net Liquidation  Proceeds,  exclusive of Foreclosure Profits,  received with respect thereto into the Custodial
Account.  In the event that all  delinquent  payments due under any such  Mortgage  Loan are paid by the  Mortgagor and any other defaults are cured,  then the assignee for collection  shall promptly  reassign such Mortgage Loan to the  Indenture  Trustee and return all Related  Documents  to the place where the related  Mortgage  File was being maintained.

         In  connection  with the Issuer's  obligation  to cooperate as provided in this Section 3.08 and all other provisions  of this  Agreement  requiring the Issuer to authorize or permit any actions to be taken with respect to the Mortgage  Loans,  the  Indenture  Trustee,  as pledgee of the  Mortgage  Loans and as assignee of record of the
Mortgage Loans on behalf of the Issuer pursuant to Section 3.13 of the Indenture,  expressly  agrees,  on behalf of the Issuer,  to take all such  actions on behalf of the Issuer and to promptly  execute and return all  instruments reasonably required by the Servicer in connection  therewith;  provided,  that if the Servicer requests a signature of the Indenture  Trustee,  on behalf of the Issuer,  then the Servicer  shall deliver to the Indenture  Trustee an
Officer's  Certificate  stating that such signature is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Section 3.09      Servicing  Compensation;  Payment  of  Certain  Expenses  by  Servicer.  The  Servicer  shall  be entitled to receive  the  Servicing  Fee in  accordance  with  Section  3.03 as  compensation  for its  services in connection  with servicing the Mortgage  Loans.  Moreover,  late payment charges and other receipts not required to be  deposited  in the  Custodial  Account  as  specified  in Section  3.02 shall be  retained  by the  Servicer  as additional  servicing  compensation.  The  Servicer  shall  be  required  to pay  all  expenses  incurred  by it in connection with its activities  hereunder  (including  payment of all other fees and expenses not expressly  stated
hereunder to be for the account of the  Securityholders),  including  the fees and  expenses of the Owner  Trustee,
Indenture Trustee and the Custodian, and shall not be entitled to reimbursement therefor.

Section 3.10      Annual  Statement  as to  Compliance.  The  Servicer  will  deliver to the LLC and the  Indenture
Trustee on or before the earlier of  (a) March  31 of each year or  (b) with  respect to any  calendar  year during which the LLC's  annual  report on Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and regulations of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in  accordance  with the  Exchange  Act and the rules and  regulations  of the  Commission,  a servicer  compliance certificate,  signed by an authorized  officer of the Servicer,  as described in Item 1123 of Regulation AB, to the effect that:

                  (i)      A  review  of  the  Servicer's  activities  during  the  reporting  period  and  of  its performance under this Agreement has been made under such officer's supervision.

                  (ii)     To the  best of such  officer's  knowledge,  based  on such  review,  the  Servicer  has fulfilled all of its obligations under this Agreement in all materials  respects  throughout the reporting period  or,  if there  has  been a  failure  to  fulfill  any such  obligation  in any  material  respect, specifying each such failure known to such officer and the nature and status thereof.

         The Servicer shall use commercially  reasonable efforts to obtain from all other parties  participating in the  servicing  function any  additional  certifications  required  under Item 1123 of  Regulation AB to the extent required to be included in a Report on Form 10-K; provided,  however,  that a failure to obtain such certifications shall not be a breach of the Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.11      Annual  Servicing  Report.  On or before the  earlier of  (a) March  31 of each year or  (b) with respect to any  calendar  year  during  which the LLC's  annual  report on  Form 10-K  is  required  to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report  is  required  to be  filed in  accordance  with the  Exchange  Act and the  rules  and  regulations  of the
Commission,  the  Servicer at its expense  shall cause a firm of  independent  public  accountants,  which shall be members  of the  American  Institute  of  Certified  Public  Accountants,  to  furnish  a report to the LLC and the
Indenture  Trustee the  attestation  required under  Item 1122(b)  of Regulation  AB. In rendering such  statement, such firm may rely,  as to matters  relating  to the direct  servicing  of  mortgage  loans by  Subservicers,  upon comparable  statements for examinations  conducted by independent  public  accountants  substantially in accordance with standards  established by the American Institute of Certified Public Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.12      Access  to  Certain   Documentation  and  Information  Regarding  the  Mortgage  Loans.  Whenever
required by statute or regulation,  the Servicer shall provide to the Enhancer,  any Securityholder upon reasonable request (or a regulator for a  Securityholder)  or the Indenture  Trustee,  reasonable  access to the documentation regarding the Mortgage Loans.  Such access shall be afforded without charge,  but only upon reasonable  request and during normal  business  hours at the offices of the Servicer.  Nothing in this  Section 3.12  shall  derogate from the  obligation of the Servicer to observe any  applicable  law  prohibiting  disclosure of  information  regarding
Mortgagors,  and the failure of the  Servicer to provide  access as  provided in this  Section  3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

Section 3.13      Maintenance of Certain  Servicing  Insurance  Policies.  The Servicer  shall,  during the term of its service as servicer,  maintain in force and effect (i) a  policy or policies of insurance  covering  errors and omissions in the  performance of its  obligations as Servicer  hereunder and (ii) a fidelity bond in respect of its officers,  employees  or agents.  Each such policy or  policies  and  fidelity  bond shall be at least equal to the coverage  that would be required  by Fannie Mae or Freddie  Mac,  whichever  is  greater,  for  Persons  performing servicing for mortgage loans purchased by such entity.

Section 3.14      Information  Required  by  the  Internal  Revenue  Service  and  Reports  of  Foreclosures  and
Abandonments  of Mortgaged  Property.  The  Servicer  shall  prepare and deliver all federal and state  information reports with  respect to the Mortgage  Loans when and as required by all  applicable  state and federal  income tax laws.  In  particular,  with  respect to the  requirement  under  Section  6050J of the Code to the effect that the
Servicer or Subservicer  shall make reports of foreclosures  and  abandonments  of any mortgaged  property for each year  beginning  in [ ], the  Servicer  or  Subservicer  shall file  reports  relating to each  instance  occurring during the previous  calendar  year in which the Servicer (a) on behalf of the Issuer,  acquired an interest in any
Mortgaged  Property  through  foreclosure  or other  comparable  conversion  in full or partial  satisfaction  of a
Mortgage  Loan,  or (b) knew or had reason to know that any  Mortgaged  Property  had been  abandoned.  The reports from the Servicer or  Subservicer  shall be in form and substance  sufficient  to meet the  reporting  requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

Section 3.15      Optional Repurchase or Transfer of Mortgage Loans.

(a)      Notwithstanding  any  provision in Section 3.07 to the contrary,  the  Servicer,  at its option and in its sole  discretion,  may  repurchase any Mortgage Loan that is delinquent in payment by a period of ninety  (90) days or longer for a price equal to the  Repurchase  Price,  provided  that any such repurchase  shall occur only  during the 60-day  period  commencing  on the first day of the next calendar month.

(b)      The Servicer  shall  repurchase  any Mortgage  Loan for a price equal to the  Repurchase  Price (i) if the related  Mortgage did not have a Lien senior to it as of the related  Cut-Off  Date,  and, at the request of the related  Mortgagor,  the Servicer at its option and in its sole discretion  agrees to the placement of a Lien on the related  Mortgaged  Property senior to that of such Mortgage or
                  (ii) at  the request of the  Mortgagor,  the  Servicer  at its option and in its sole  discretion agrees to an increase  in the Credit  Limit above the Credit  Limit of such  Mortgage  Loan as of the related  Cut-Off  Date or (iii) at the request of the  Mortgagor,  the Servicer at its option and in its sole  discretion  agrees to the  refinancing of the Lien senior to that of the related
                  Mortgage  resulting in a CLTV that does not satisfy the conditions  set forth in Section  3.01(a)
                  herein.

(c)      Subject to the  conditions  set forth below,  the Servicer,  upon receipt of written  notice and direction from the  Issuer,  shall cause the  retransfer  of  Mortgage  Loans from the Trust  Estate to the
                  Issuer as of the  close of  business  on a  Payment  Date  (the  "Transfer  Date").  On the fifth
                  Business Day (the "Transfer  Notice Date") prior to the Transfer Date  designated in such notice, the Servicer shall give the Indenture  Trustee,  the Rating Agencies and the Enhancer a notice of the proposed  retransfer  that contains a list of the Mortgage  Loans to be  retransferred.  Such retransfers of Mortgage Loans shall be permitted upon satisfaction of the following conditions:

(i)      No Rapid Amortization Event has occurred;

(ii)     On the Transfer  Date,  the  Overcollateralization  Amount  (after  giving  effect to the removal from the
         Trust  Estate  of  the  Mortgage   Loans  proposed  to  be   retransferred)   will  equal  or  exceed  the
         Overcollateralization Target Amount;

(iii)    The  retransfer of any Mortgage  Loans on any Transfer Date during the Managed  Amortization  Period shall not, in the  reasonable  belief of the  Servicer,  cause a Rapid  Amortization  Event to occur or an event which with notice or lapse of time or both would constitute a Rapid Amortization Event;

(iv)     On or before the Transfer  Date,  the Servicer  shall have  delivered to the  Indenture  Trustee a revised
         Mortgage Loan Schedule  showing that the Mortgages  Loans  transferred  to the  Certificateholders  are no longer owned by the Trust Estate;

(v)      The Servicer  shall  represent  and warrant  that the  Mortgage  Loans to be removed from the Trust Estate were  selected  at random and the  Servicer  shall have  received  the  consent of the  Enhancer as to the selection of the particular Mortgage Loans to be removed; and

(vi)     The Servicer  shall have  delivered  to the  Indenture  Trustee and the Enhancer an officer's  certificate certifying that the items set forth in subparagraphs  (i) through (v),  inclusive,  have been performed or are true and correct,  as the case may be. The Indenture  Trustee may conclusively  rely on such officer's certificate,  shall have no duty to make  inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         The  Servicer  shall not be  permitted  to effect the  retransfer  of any  Mortgage  Loan except under the conditions  specified  above.  Upon  receiving the requisite  notice and  direction  from the Issuer,  the Servicer shall perform in a timely  manner those acts required of it, as specified  above.  Upon  satisfaction  of the above conditions,  on the Transfer Date the Indenture  Trustee shall deliver,  or cause to be delivered,  to the Issuer a written  itemization  of each  Mortgage  Loan being  transferred,  together  with the  Mortgage  File for each such
Mortgage  Loan,  and the  Indenture  Trustee  shall  execute and deliver to the Issuer or its  designee  such other documents  prepared by the  Servicer  as shall be  reasonably  necessary  to transfer  such  Mortgage  Loans to the
Certificateholders.  Any such transfer of the Trust  Estate's  right,  title and interest in and to Mortgage  Loans shall be without  recourse,  representation  or warranty by or of the Indenture  Trustee or the Trust Estate to the
Issuer or its designee.

Section 3.16      Funding Account.

(a)      No later than the Closing  Date,  the Indenture  Trustee shall  establish and maintain on behalf of itself one or more  segregated  trust  accounts,  which  shall be  Eligible  Accounts,  titled  "Funding
                  Account,  _________________,  as  Indenture  Trustee  for Home  Equity  Loan  Trust [ ]-[ ]" (the
                  "Funding  Account").  The  Indenture  Trustee  shall  establish  within  the  Funding  Account  a sub-account,  titled "Reserve  Sub-Account,"  as set forth in Section 3.17 of this Agreement.  On each Payment Date during the Revolving  Period,  the Servicer  shall  withdraw from the Custodial
                  Account and deposit into the Funding  Account  (but not the Reserve  Sub-Account)  the  aggregate amount of  Principal  Collections  remaining  after the  purchase of all  Additional  Balances or
                  Subsequent Mortgage Loans on or prior to such Payment Date.

(b)      The Servicer may cause the  institution  maintaining  the Funding  Account to invest any funds  therein in
                  Permitted  Investments having a maturity of up to 90 days or maturing or otherwise  available not later than the Business Day  preceding  the related  Payment Date on which funds are scheduled to be  withdrawn  to  purchase  Subsequent  Mortgage  Loans;  provided,  that any  investment  in an obligation  of the  institution  with which the Funding  Account is  maintained  may mature on or before 10:30 a.m.,  New York time,  on such Payment  Date;  and  provided  further,  that no such investment  may be sold or  disposed  of  prior  to  maturity.  In  addition,  no such  Permitted
                  Investment  shall be  purchased  at a price in  excess  of par.  At any time  when the  Indenture
                  Trustee is  maintaining  the  Funding  Account,  any request by the  Servicer to invest  funds on deposit  therein  shall be in writing,  delivered  to the  Indenture  Trustee at or before  10:30
                  a.m.,  New York time, if such  investment  is to be made on such day. The Servicer  shall certify that  the  requested  investment  is a  Permitted  Investment  maturing  at or  prior to the time required  hereby.  Any such investment  shall be registered in the name of the Indenture  Trustee or its nominee,  and to the extent that any such  investment  is  certificated,  such  investment shall be maintained  with the Indenture  Trustee at its  Corporate  Trust Office.  All net income or other gain received from any such  investment  shall be deposited into or credited to the Note
                  Payment Account.

(c)      From time to time withdrawals shall be made from the Funding Account by the Servicer as follows:

(i)      on each  Payment  Date  during the  Revolving  Period,  any  amounts on  deposit in the  Funding  Account, including Excess Spread, shall be withdrawn and applied, to the extent available, in the following order:

(A)      to _____________,  as payment for Additional Balances,  if any, in an amount equal to (1) the aggregate of all Draws during the related  Collection  Period or (2) if the  Servicer  has applied  amounts on deposit  in the  Custodial  Account  representing  Principal  Collections  received  during  such
                  Collection  Period to the purchase of Additional  Balances,  the excess, if any, of the aggregate of  all  Draws  during  the  related  Collection  Period  over  Principal  Collections  for  such
                  Collection Period; and

(B)      to each  Seller,  as  payment  for  Subsequent  Mortgage  Loans,  if any,  in an  amount  equal to (1) the aggregate  Principal  Balance of all such  Subsequent  Mortgage Loans  purchased from such Seller during the related  Collection  Period or (2) if the Servicer  has applied  amounts on deposit in the Custodial Account  representing  Principal  Collections for such Collection Period toward the purchase of Subsequent  Mortgage Loans, the excess,  if any, of the aggregate  Principal  Balance
                  of  all  such  Subsequent   Mortgage  Loans  purchased  from  such  Seller  over  such  Principal
                  Collections;

(ii)     on the last  Payment Date during the  Revolving  Period,  any amounts  remaining on deposit in the Funding
         Account,  if any,  after  giving  effect to clause (i) above,  shall be  deposited  into the Note  Payment
         Account for payment to the Noteholders pursuant to Section 3.05 of the Indenture.

Section 3.17      Reserve Sub-Account.

(a)      On or after the Closing Date,  the Indenture  Trustee  shall  establish and maintain a sub-account  within
                  the  Funding  Account  (the  "Reserve   Sub-Account").   On  each  Business  Day  following  each
                  Determination  Date,  the Servicer,  in accordance  with the  requirements  of Sections  3.05(a),
                  3.05(b) and 3.05(c) of the Indenture,  shall  determine the amount,  if any, to be withdrawn from
                  the  Custodial  Account  and  deposited  into  the  Reserve   Sub-Account.   From  time  to  time
                  withdrawals  shall be made from the Reserve  Sub-Account by the Indenture  Trustee in the amounts and for the  purposes set forth in Sections  3.05(a),  3.05(b) and 3.05(c) of the  Indenture.  In
                  addition,  if a Funding Event has occurred during the Managed  Amortization Period, any amount in the Reserve  Sub-Account may be applied to purchase  Subsequent  Mortgage Loans in the manner set forth in the  Purchase  Agreement.  Funds on deposit in the Reserve  Sub-Account  may be invested in Permitted Investments in accordance with Section 3.16(b) hereof.

Section 3.18      [Pre-Funding Account.

         (a)      No later than the Closing Date, the Indenture  Trustee shall  establish and maintain on behalf of itself one or more segregated  trust  accounts,  which shall be Eligible  Accounts,  titled  "Pre-Funding  Account,
_____________,  as  Indenture  Trustee  for Home  Equity Loan Trust [ ]-[ ]" (the  "Pre-Funding  Account").  On the
Closing Date,  __________  shall deposit into the  Pre-Funding  Account an amount equal to the Original  Pre-Funded
Amount from the proceeds of the sale of the  Securities.  On each  Subsequent  Transfer  Date,  the Servicer  shall instruct  the  Indenture  Trustee  in writing  to  withdraw  from the  Pre-Funding  Account an amount  equal to the aggregate  Principal Balance as of the related Subsequent Cut-Off Date of the Subsequent  Mortgage Loans to be sold to the Trust on such Subsequent Transfer Date and purchased with funds on deposit in the Pre-Funding  Account,  and to pay such amount to or upon the order of  ______________  upon  satisfaction  of the conditions set forth in this
Agreement, in the Purchase Agreement and in the related Subsequent Transfer Agreement with respect thereto.

         (b)      If the  Pre-Funded  Amount has not been  reduced to zero at the close of business on the last day of the Pre-Funding Period,  after giving effect to any withdrawal  therefrom on such day, any remaining  Pre-Funded
Amount shall be deposited in the Note Payment  Account and applied as a principal  distribution on the Notes on the next  succeeding  Payment Date in accordance  with the terms of the Indenture;  provided that up to $50,000 of such amount may be deposited in the Funding Account.

         (c)      The Servicer may cause the institution  maintaining  the Pre-Funding  Account to invest any funds therein in Permitted  Investments  having a maturity of up to 90 days or maturing or otherwise  available not later than the Business Day preceding  the related  Payment Date on which funds are scheduled to be withdrawn to purchase
Subsequent  Mortgage  Loans;  provided,  that any  investment in an obligation  of the  institution  with which the
Pre-Funding  Account is maintained  may mature on or before 10:30 a.m.,  New York time,  on such Payment Date;  and provided  further,  that no such  investment  may be sold or disposed of prior to maturity.  In  addition,  no such
Permitted  Investment shall be purchased at a price in excess of par.  Notwithstanding the foregoing,  in the event investment  earnings have not matured on any Payment Date,  the amount of such earnings  accrued as of such Payment
Date shall be  advanced  by the  Servicer  for  deposit  into the Note  Payment  Account  (which  advance  shall be reimbursed to the Servicer from such investment  earnings at maturity).  At any time when the Indenture  Trustee is maintaining  the  Pre-Funding  Account,  any request by the Servicer to invest funds on deposit therein shall be in writing,  delivered to the Indenture  Trustee at or before 10:30 a.m.,  New York time, if such  investment is to be made on such day. The Servicer shall certify that the requested  investment is a Permitted  Investment  maturing at or prior  to the time  required  hereby.  Any such  investment  shall be  registered  in the name of the  Indenture
Trustee or its nominee,  and to the extent that any such  investment  is  certificated,  such  investment  shall be maintained  with the Indenture  Trustee at its Corporate  Trust Office.  All net income or other gain received from any such  investment  shall be  deposited  into or  credited  to the Note  Payment  Account,  and may be  withdrawn therefrom in accordance  with  Section 3.05  of the Indenture.  The amount of any losses incurred in respect of the principal amount of any such investments  shall be deposited in the Pre-Funding  Account by the Servicer out of its
own funds  immediately as realized.  In no event shall the Indenture Trustee be liable for any investment losses on
Permitted  Investments held in or credited to the Pre-Funding  Account,  provided that such investments are made in accordance  with the provisions of this Agreement and the Indenture  Trustee is not the obligor under the Permitted
Investment.]

Section 3.19      [Capitalized Interest Account.

         (a)      No later than the Closing Date, the Indenture  Trustee shall  establish and maintain on behalf of itself one or more segregated  trust  accounts,  which shall be Eligible  Accounts,  titled  "Capitalized  Interest
Account,  _______________,   as  Indenture  Trustee  for  Home  Equity  Loan  Trust  [  ]-[  ]"  (the  "Capitalized
Interest  Account").  The Indenture  Trustee  shall,  promptly upon receipt,  deposit in the  Capitalized  Interest
Account and retain  therein the Interest  Coverage  Amount.  If the  Indenture  Trustee  shall not have received an investment  direction from  ______________,  the Indenture Trustee shall invest funds on deposit in the Capitalized
Interest  Account in  Permitted  Investments  of the kind  described in clause (v) of the  definition  of Permitted
Investments having a maturity date no later than the next succeeding  Payment Date. In addition,  no such Permitted
Investment  shall be  purchased  at a price in  excess  of par.  The  Servicer  shall be  entitled  to  retain  any investment  earnings  on  amounts on  deposit  in the  Capitalized  Interest  Account  and shall  deposit  into the
Capitalized  Interest  Account  the amount of any net loss  incurred  in respect of any such  Permitted  Investment immediately upon realization of such loss without any right of  reimbursement  therefor.  The Servicer shall be the owner of the Capitalized  Interest  Account and shall report all items of income,  deduction,  gain or loss arising therefrom.

         (b)      On each Payment Date during the  Pre-Funding  Period and on the Payment  Date  immediately  after the end of the  Pre-Funding  Period,  the  Indenture  Trustee,  at the written  direction  of the  Servicer,  shall withdraw from the  Capitalized  Interest  Account and deposit into the Note Payment  Account an amount equal to the
Capitalized Interest Requirement for such Payment Date.

         (c)      In  connection  with each  Subsequent  Transfer Date  occurring in the  Pre-Funding  Period,  the
Servicer,  at its option,  may recalculate the Interest Coverage Amount taking into account the amount remaining in the Pre-Funding  Account following the sale of Subsequent  Mortgage Loans to the Trust on such date. The recomputed
Interest  Coverage  Amount  shall  be not  less  than the  amount  necessary  to  cover  the  Capitalized  Interest
Requirement  for each remaining  Payment Date in the  Pre-Funding  Period.  On any such  Subsequent  Transfer Date,
______________  shall  instruct  in  writing  the  Indenture  Trustee  to pay to it from  funds in the  Capitalized
Interest Account the excess of the amount on deposit therein over the recomputed Interest Coverage Amount.

         (d)      Upon the earlier of (i)  termination  of the Trust  Agreement  in  accordance  with  Section 8.01 thereof and (ii) the Payment Date following the end of the Pre-Funding  Period,  any amount remaining on deposit in the Capitalized Interest Account shall be withdrawn by the Indenture Trustee and paid to ______________.]

Section 3.20      Enforcement  of  Due-on-Sale   Clauses;   Assumption  and  Modification   Agreements;   Certain
Assignments.

(a)      When any Mortgaged  Property is conveyed by the Mortgagor,  the Servicer or Subservicer,  to the extent it has knowledge of such  conveyance,  shall enforce any  due-on-sale  clause  contained in any Loan
                  Agreement  or  Mortgage,   to  the  extent   permitted  under  applicable  law  and  governmental
                  regulations,  but  only to the  extent  that  such  enforcement  will  not  adversely  affect  or jeopardize coverage under any Required Insurance Policy.  Notwithstanding the foregoing:

(i)      the Servicer  shall not be deemed to be in default  under this  Section  3.20(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing; and

(ii)     if the  Servicer  determines  that it is  reasonably  likely  that any  Mortgagor  will  bring,  or if any
         Mortgagor  does bring,  legal action to declare  invalid or otherwise  avoid  enforcement of a due-on-sale clause  contained in any Loan  Agreement or  Mortgage,  the Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject  to the  Servicer's  duty to  enforce  any  due-on-sale  clause to the extent set forth in Section
                  3.20(a),  in any  case  in  which  a  Mortgaged  Property  is to be  conveyed  to a  Person  by a
                  Mortgagor,  and  such  Person  is to  enter  into an  assumption  or  modification  agreement  or supplement  to the Loan  Agreement  or Mortgage  which  requires the  signature of the  Indenture
                  Trustee,  or if an instrument of release  signed by the Indenture  Trustee is required  releasing the Mortgagor from  liability on the Mortgage  Loan,  the Servicer is authorized,  subject to the requirements of the sentence next following,  to execute and deliver,  on behalf of the Indenture
                  Trustee,  the  assumption  agreement  with the  Person to whom the  Mortgaged  Property  is to be conveyed and such  modification  agreement  or  supplement  to the Loan  Agreement or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Loan  Agreement or  Mortgage or  otherwise  to comply  with any  applicable  laws  regarding  assumptions  or the transfer of the Mortgaged  Property to such Person.  The Servicer  shall execute and deliver such documents only if it reasonably  determines that (i) its execution and delivery  thereof will not conflict  with or violate any terms of this  Agreement  or cause the unpaid  balance and interest on the Mortgage  Loan to be  uncollectible  in whole or in part,  (ii) any  required  consents of insurers  under any Required  Insurance  Policies have been obtained and (iii)  subsequent to the closing of the  transaction  involving the assumption or transfer (A) such  transaction  will not adversely affect the coverage under any Required Insurance  Policies,  (B) the Mortgage Loan will fully  amortize  over the  remaining  term  thereof,  (C) no material  term of the Mortgage  Loan
                  (including  the  interest  rate on the  Mortgage  Loan) will be altered  nor will the term of the
                  Mortgage  Loan be changed and (D) if the  seller/transferor  of the  Mortgaged  Property is to be released from liability on the Mortgage  Loan,  such release will not (based on the Servicer's or
                  Subservicer's  good faith  determination)  adversely  affect the  collectability  of the Mortgage
                  Loan.  Upon  receipt  of  appropriate  instructions  from the  Servicer  in  accordance  with the foregoing,  the Indenture Trustee shall execute any necessary  instruments for such assumption or substitution  of  liability  as  directed  in writing by the  Servicer.  Upon the  closing of the transactions  contemplated by such documents,  the Servicer shall cause the originals or true and correct  copies of the  assumption  agreement,  the  release  (if any),  or the  modification  or supplement  to the Loan  Agreement or Mortgage to be delivered  to the  Indenture  Trustee or the
                  Custodian and  deposited  with the Mortgage  File for such  Mortgage  Loan.  Any fee collected by the Servicer or such related  Subservicer  for entering  into an assumption  or  substitution  of liability  agreement  will  be  retained  by the  Servicer  or  such  Subservicer  as  additional servicing compensation.

Section 3.21      Advance Facility.

(a)      The Servicer is hereby  authorized  to enter into any facility  (an  "Advance  Facility")  with any Person
                  (any such Person, an "Advance Facility  Counterparty"),  without the consent of any party to this
                  Agreement  or the  Enhancer,  which  provides  that the Servicer may pledge or sell its rights to receive  reimbursement  of any  advances  made by the  Servicer  in  respect  of draws for HELOCs
                  ("HELOC Advances") and any Servicer Advances pursuant to this Agreement  ("Advance  Reimbursement
                  Rights") pursuant to credit facilities,  repurchase  facilities,  or similar facilities providing liquidity for the funding of the HELOC Advances and the Servicer  Advances.  Notwithstanding  the
                  existence  of any  Advance  Facility,  the  Servicer  shall  remain  obligated  pursuant  to this
                  Agreement  to make any HELOC  Advance or Servicer  Advances as  required by this  Agreement,  and shall not be relieved of such obligations by virtue of such Advance Facility.

(b)      If the  Servicer  enters into an Advance  Facility,  and for so long as an Advance  Facility  Counterparty remains  entitled to receive  reimbursement  for any Servicer  Advances  ("Advance  Reimbursement
                  Amount"),  then the  Servicer  shall  identify  such  Advance  Reimbursement  Amount as received, consistently  with the  reimbursement  rights set forth in Sections 3.03 of this  Agreement,  and shall remit such Advance  Reimbursement Amount in accordance with the documentation  establishing the Advance  Facility to such Advance Facility  Counterparty or to a trustee,  agent or custodian
                  (an   "Advance   Facility   Trustee")   designated   by  such  Advance   Facility   Counterparty.
                  Notwithstanding  the  foregoing,  if so required  pursuant to the terms of the Advance  Facility, the  Servicer  may  withdraw  from the  Custodial  Account  or direct  the  Indenture  Trustee to withdraw,  as applicable,  and the Servicer  shall, or if so directed,  the Indenture  Trustee is hereby  authorized to and shall pay to the Advance Facility  Counterparty or the Advance Facility
                  Trustee the Advance Reimbursement Amount identified pursuant to the preceding sentence.

(c)      The Advance  Reimbursement  Amount shall  consist  solely of amounts in respect of Servicer  Advances made with  respect to the  Mortgage  Loans for which the  Servicer  would be  permitted  to  reimburse itself in accordance  with this  Agreement,  assuming the Servicer had made the related  Servicer
                  Advances.  Any Advance  Reimbursement Amount that the Servicer,  in its capacity as Servicer,  is entitled to be paid shall not be included in  distributions  to Noteholders.  An Advance Facility
                  Counterparty  whose  obligations  are  limited to the  making of  Servicer  Advances  will not be deemed  to be a  Subservicer  under  this  Agreement  or be  required  to meet the  criteria  for qualification as a Subservicer under this Agreement.

(d)      Any Advance  Reimbursement  Amount  allocated  to  reimburse  Servicer  Advances  made with respect to any particular  Mortgage Loan shall be allocated to the  reimbursement of the  unreimbursed  Servicer
                  Advances  made with respect to that  Mortgage  Loan on a "first-in,  first out"  ("FIFO")  basis, such that the Advance  Reimbursement  Amount shall be applied to reimburse  the Servicer  Advance for that Mortgage Loan that was disbursed  earliest in time first,  and to reimburse the Servicer
                  Advance for that  Mortgage  Loan that was  disbursed  latest in time,  last.  The Servicer  shall provide to the related Advance Facility  Counterparty or Advance  Facility  Trustee  loan-by-loan information with respect to each Advance  Reimbursement  Amount remitted to such Advance Facility
                  Counterparty  or  Advance  Facility  Trustee,  to enable the  Advance  Facility  Counterparty  or
                  Advance  Facility Trustee to make the FIFO allocation of each such Advance  Reimbursement  Amount with respect to each  Mortgage  Loan.  HELOC  Advances  shall be reimbursed as funds are received and  available to be  disbursed  in  reimbursement  for any HELOC  Advance  pursuant to the Basic
                  Documents.  The Servicer shall provide to the related  Advance  Facility  Counterparty or Advance
                  Facility  Trustee  loan-by-loan  information  with respect to each HELOC Advance remitted to such
                  Advance Facility Counterparty or Advance Facility Trustee.

(e)      Upon  request  of  the  Servicer,   the  Indenture   Trustee  agrees  to  execute  such   acknowledgments,
                  certificates,   and  other  documents   recognizing   the  interests  of  any  Advance   Facility
                  Counterparty  in such Advance  Reimbursement  Rights as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.21.

                                                     ARTICLE IV

                                               Servicing Certificate

Section 4.01      Statements to Securityholders.

(a)      With respect to each Payment  Date,  on the Business Day following  the related  Determination  Date,  the
                  Servicer  shall forward the Servicing  Certificate  to the Indenture  Trustee,  and the Indenture
                  Trustee,  pursuant  to  Section  3.26 of the  Indenture,  shall make such  Servicing  Certificate
                  available  to  each  Certificateholder,   each  Noteholder,  the  LLC,  the  Owner  Trustee,  the
                  Certificate  Paying Agent, each Rating Agency and the Enhancer.  The Servicing  Certificate shall set forth the following information as to the Notes and Certificates, to the extent applicable:

(i)      the aggregate  amount of (a) Interest  Collections,  (b) Principal  Collections  (and, with respect to any
         Payment Date relating to the Managed  Amortization  Period, Net Principal  Collections),  (c) Substitution
         Adjustment Amounts and (d) Excess Spread, for the related Collection Period;

(ii)     the amount of such distribution as principal to the Noteholders of each Class of Notes;

(iii)    the  amount of such  distribution  as  interest  to the  Noteholders  of each  Class of Notes,  the amount thereof,  if any,  payable in  respect  of unpaid  Interest  Shortfalls,  and the  amount of any  Interest
         Shortfalls and Relief Act Shortfalls for the related Payment Date;

(iv)     each Policy Draw Amount,  if any, for such  Payment  Date and the  aggregate  amount of prior draws on the
         Policy thereunder not yet reimbursed;

(v)      the amount of such distribution to the Certificateholders;

(vi)     the amount of any Additional Balance Increase Amount payable to the Certificateholders;

(vii)    the  aggregate  Principal  Balance  of the  Mortgage  Loans as of the  beginning  and as of the end of the related Collection Period;

(viii)   the number and  aggregate  Principal  Balances  of  Mortgage  Loans  (a) as to which the  Minimum  Monthly
         Payment is delinquent  for 30-59 days,  60-89 days,  90-119 days,  120-149 days,  150-179 days and greater than 180 days,  respectively,  (b) the  related  Mortgaged  Property of which has been foreclosed upon and
         (c) as to which the related Mortgaged Property has become REO Property,  in each case as of the end of the related  Collection  Period;  provided,  however,  that  such  information  shall not be  provided  on the statements relating to the first Payment Date;

(ix)     the number and aggregate  Principal  Balance of Mortgage  Loans  repurchased  pursuant to Section  3.15(a)
         herein during the related Collection Period;

(x)      the Net WAC Rate for the related Collection Period;

(xi)     prior to the second  Determination Date following the commencement of the Rapid  Amortization  Period, the aggregate amount of Additional  Balances created during the related  Collection Period and conveyed to the
         Issuer prior to the commencement of such Rapid Amortization Period;

(xii)    the  aggregate  Liquidation  Loss  Amounts  with  respect to the  related  Collection  Period,  the amount distributed  as principal to Noteholders  or paid to the Funding  Account in respect of  Liquidation  Loss
         Amounts and the aggregate of the  Liquidation  Loss Amounts (minus any  Subsequent  Net Recovery  Amounts)
         from all  Collection  Periods to date  expressed  as dollar  amount and as a percentage  of the  aggregate
         Cut-Off Date Principal Balances of the Mortgage Loans;

(xiii)   the  aggregate  Note  Balance  of each  Class of Notes and the  Certificate  Balance  of each Class of the
         Certificates after giving effect to the distribution of principal on such Payment Date;

(xiv)    the balance of the Pre-Funding  Account,  Capitalized  Interest  Account,  Funding Account and the Reserve
         Sub-Account as of the beginning and as of the end of the related Collection Period;

(xv)     the Percentage Interest  applicable to each of the Securities,  after application of payments made on such
         Payment Date;

(xvi)    the  Overcollateralization  Amount as of the end of the related  Collection  Period and whether the Excess
         Spread Test is satisfied as of the end of the related Collection Period;

(xvii)   the aggregate  Principal  Balance of Subsequent  Mortgage Loans transferred to the Trust Estate during the related Collection Period;

(xviii)  the applicable Record Date, Determination Date and Payment Date;

(xix)    the  aggregate  amount of payments  received  with  respect to the  Mortgage  Loans  including  prepayment amounts;

(xx)     the Servicing Fee payable to the Servicer;

(xxi)    the amount of any other fees and  expenses  paid,  and the  identity of the party  receiving  such fees or expenses;

(xxii)   the amount,  terms and general purpose of any Advance by the Servicer pursuant to Section 3.02  hereof and the amount of all Servicing  Advances that have been reimbursed  during the preceding  Collection  Period;
         and

(xxiii)  any  material  modifications,  extensions  or  waivers  to the  terms of the  Mortgage  Loans  during  the
         Collection Period or that have cumulatively become material over time.

         In the case of  information  furnished  pursuant to  clauses (ii)  and (iii) above,  the amounts  shall be expressed as an aggregate  dollar amount per Note or Certificate,  as applicable,  with a $25,000  denomination per
Note and with a denomination equal to a 100% Percentage Interest per Certificate.

         If a Rapid  Amortization  Event or a Servicing  Default  shall occur,  on the Business Day  following  the related  Determination  Date,  the  Servicer  shall  forward to the  Indenture  Trustee a statement to such effect, including the nature of such Rapid  Amortization  Event or Servicing  Default.  Upon the Servicer's  becoming aware of any Early  Amortization  Event, the Servicer shall forward to the Indenture  Trustee a statement to such effect, including  the nature of such Early  Amortization  Event.  The Indenture  Trustee,  pursuant to Section 3.26 of the
Indenture,  shall  deliver  or  cause to be  delivered  by mail to each  Certificateholder,  each  Noteholder,  the
Enhancer,  the LLC, the Owner Trustee,  the Certificate  Paying Agent and each Rating Agency,  notice of such Rapid
Amortization  Event, Early Amortization  Event or Servicing Default,  including the nature thereof.  Such statement may be included in, or separate from, the regular statement made available to Securityholders.

         The  Indenture  Trustee will make the Servicing  Certificate  (and, at its option,  any  additional  files containing the same  information  in an alternative  format)  available  each month to  Securityholders,  and other parties to this Agreement via the Indenture  Trustee's internet website.  The Indenture  Trustee's internet website shall  initially be located at  "www.ctslink.com."  Assistance  in using the website can be obtained by calling the
Indenture  Trustee's  customer  service  desk  at  (301)  815-6600.  Parties  that  are  unable  to use  the  above distribution  options  are  entitled  to have a paper  copy  mailed to them via first  class  mail by  calling  the customer  service  desk and  indicating  such.  The  Indenture  Trustee  shall have the right to change the way the statements  to  Securityholders  are  distributed  in order  to make  such  distribution  more  convenient  or more accessible to the above parties and the Indenture  Trustee shall provide  timely and adequate  notification  to all above parties regarding any such changes.  The Indenture  Trustee may require  registration and the acceptance of a disclaimer in connection with access to its website.

(b)      The Servicer  shall forward to the Indenture  Trustee any other  information  reasonably  requested by the
                  Indenture  Trustee  necessary to make  distributions  pursuant to  Section 3.05 of the Indenture.
                  Prior to the close of business on the Business Day next succeeding each  Determination  Date, the
                  Servicer  shall  furnish a written  statement to the  Certificate  Paying Agent and the Indenture
                  Trustee setting forth the aggregate  amounts required to be withdrawn from the Custodial  Account and the Reserve  Sub-Account and deposited into the Note Payment  Account,  Reserve  Sub-Account,
                  Funding  Account or  Distribution  Account on the Business Day preceding the related Payment Date pursuant to Section  3.03.  The  determination  by the  Servicer of such  amounts  shall,  in the absence of obvious error, be deemed to be presumptively  correct for all purposes hereunder,  and the Owner Trustee and the  Indenture  Trustee shall be protected in relying upon the same without any independent  check or  verification.  In addition,  upon the Issuer's  written  request,  the
                  Servicer  shall  promptly  furnish such  information  reasonably  requested by the Issuer that is reasonably  available  to the  Servicer  to enable the Issuer to perform  its  federal  and state income tax reporting obligations.

(c)      If the Note Balance of the Variable Pay Revolving Notes is to be reduced on any Payment Date pursuant to the terms of the Indenture, the Servicer shall, not later than 12:00 Noon (New York time) on the second Business Day prior to such Payment Date, deliver a written notice to the
                  Administrative Agent specifying the amount of such reduction.

Section 4.02      Tax Returns and 1934 Act Reports

(a)      The  Servicer  will act as the Tax Matters  Partner or the agent for the Tax Matters  Partner  pursuant to the Trust  Agreement.  The Servicer  agrees to perform the  obligations of the Servicer set forth in  Section  5.03 of the Trust  Agreement.  The  Servicer  will  prepare  and file or cause to be prepared and filed all tax and information returns of the Trust Estate.

(b)      The Servicer shall,  on behalf of the LLC and in respect of the Trust Fund,  prepare and cause to be filed with the  Commission  any  periodic  reports  required  to be filed under the  provisions  of the
                  Exchange Act, and the rules and  regulations of the  Commission  thereunder,  including,  without limitation,  reports on Form 10-K,  Form 10-D and Form 8-K,  . In connection with the preparation and filing of such periodic  reports,  the Indenture Trustee shall timely provide to the Servicer
                  (I) a list of  Noteholders  as shown on the Note  Register as of the end of each  calendar  year,
                  (II) copies  of all  pleadings,  other  legal  process  and any other  documents  relating to any claims,  charges or complaints  involving the Indenture Trustee,  as trustee, or the Trust Estate that are received by the  Indenture  Trustee,  (III) notice  of all matters  that,  to the actual knowledge of a Responsible  Officer of the Indenture  Trustee,  have been  submitted to a vote of the  Noteholders  or  Certificateholders,  other than those matters that have been submitted to a vote of the  Noteholders  or  Certificateholders  at the request of the LLC or the Servicer,  and
                  (IV) notice of any failure of the Indenture  Trustee to make any  distribution to the Noteholders or  Certificateholders  as required pursuant to the Indenture or Trust Agreement,  as applicable.
                  The  Indenture  Trustee  shall  have no  liability  with  respect  to the  Servicer's  failure to properly  prepare or file such  periodic  reports  resulting  from or relating to the  Servicer's inability or failure to maintain or obtain any  information  not  resulting  from the  Servicer's own negligence or willful misconduct.

(c)      Any Form 10-K filed with the Commission in connection with this Section 4.02 shall include:

(i)      A  certification,  signed by the senior officer in charge of the servicing  functions of the Servicer,  in the form  attached  as  Exhibit D-1  hereto or such  other  form as may be  required  or permitted by the Commission  (the "Form 10-K  Certification"),  in compliance with Rules
                           13a-14  and  15d-14  under  the  Exchange  Act  and  any  additional  directives  of the
                           Commission.

(ii)     A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable servicing  criteria  set  forth in  relevant  Commission  regulations  with  respect  to mortgage-backed  securities  transactions  taken as a whole  involving the Servicer that are backed by the same types of assets as those  backing  the  certificates,  as well as similar  reports on assessment of compliance  received from other parties  participating in the servicing function as required by relevant Commission  regulations,  as described in  Item 1122(a)  of  Regulation  AB. The Servicer  shall obtain from all other  parties participating in the servicing function any required certifications.

(iii)    With respect to each  assessment  report  described  immediately  above,  a report by a registered  public accounting  firm that attests to, and reports on, the  assessment  made by the asserting
                           party,   as  set  forth  in   relevant   Commission   regulations,   as   described   in
                           Regulation 1122(b) of Regulation AB and Section 3.11 hereof.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.10.

(d)      In connection with the Form 10-K  Certification,  the Indenture  Trustee shall provide the Servicer with a back-up certification substantially in the form attached hereto as Exhibit D-2.

(e)      This Section 4.02 may be amended in accordance with this Agreement without the consent of the
                  Securityholders.

                                                     ARTICLE V

                                               Note Payment Account

Section 5.01      Note Payment  Account.  The Indenture  Trustee shall  establish and maintain an Eligible  Account entitled  "________________,  as Indenture Trustee, for the benefit of the Securityholders,  the Certificate Paying
Agent and the Enhancer,  pursuant to the  Indenture,  dated as of  _______________,  between Home Equity Loan Trust
[ ]-[ ] and  _____________"  (the  "Note  Payment  Account").  On each  Payment  Date,  amounts  on  deposit in the
Note  Payment  Account  shall be  distributed  by the  Indenture  Trustee in  accordance  with  Section 3.05 of the
Indenture.  In  addition,  the  Indenture  Trustee  shall  deposit in the Note Payment  Account,  the amount of any
Advance  received  from the  holder of a  Variable  Pay  Revolving  Note in  accordance  with  Section  2.03 of the
Indenture,  or the  proceeds  of the sale and  issuance of a Variable  Pay  Revolving  Note issued  pursuant to the
Indenture  after the Closing Date, to be applied as a distribution  of principal of the related Class of Term Notes on its  respective  Targeted  Final Payment  Date.  The  Indenture  Trustee  shall invest or cause the  institution maintaining  the Note Payment Account to invest the funds therein in Permitted  Investments  selected in writing by the Servicer and designated in the name of the Indenture  Trustee,  which  investments  shall mature not later than the Business  Day next  preceding  the Payment Date next  following  the date of such  investment  (except that any investment in the  institution  with which the Note Payment  Account is maintained  may mature on such Payment Date and shall not be sold or disposed  of prior to  maturity).  In  addition,  no such  Permitted  Investment  shall be purchased  at a price in excess of par.  All income and gain  realized  from any such  investment  shall be for the benefit  of the  Servicer  and shall be  subject to its  withdrawal  or order from time to time.  The amount of any losses incurred in respect of any such  investments  shall be deposited in the Note Payment Account by the Servicer out of its own funds immediately as realized.

                                                    ARTICLE VI

                                                   The Servicer

Section 6.01      Liability  of the  Servicer.  The Servicer  shall be liable in  accordance  herewith  only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

Section 6.02      Merger or  Consolidation  of, or Assumption of the Obligations of, the Servicer.  Any corporation into which the  Servicer  may be merged or  converted  or with  which it may be  consolidated,  or any  corporation resulting from any merger,  conversion or  consolidation to which the Servicer shall be a party, or any corporation succeeding  to the  business  of the  Servicer,  shall be the  successor  of the  Servicer  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary notwithstanding.

         The  Servicer  may assign  its rights and  delegate  its  duties  and  obligations  under this  Agreement;
provided,  that the Person  accepting such assignment or delegation shall be a Person qualified to service mortgage loans,  is  reasonably  satisfactory  to the  Enhancer  (provided,  that  such  consent  to  assignment  may not be unreasonably  withheld),  is willing to service the Mortgage  Loans and executes and delivers to the Issuer (with a copy to the Enhancer) an agreement,  in form and substance reasonably  satisfactory to the Enhancer,  that contains an assumption by such Person of the due and punctual  performance  and observance of each covenant and condition to be performed or observed by the Servicer  under this  Agreement;  and provided  further,  that no Rating Event will occur as a result of such  assignment  and  delegation  (as  evidenced  by a letter to such effect from each Rating
Agency),  if determined  without regard to the Policy;  and provided further,  that the Owner Trustee shall receive an Opinion of Counsel to the effect that such  assignment or delegation  will not cause the Issuer to be treated as an association (or a publicly-traded partnership) taxable as a corporation for federal income tax purposes.

Section 6.03      Limitation  on  Liability  of the  Servicer  and  Others.  Neither  the  Servicer  nor any of the
directors  or officers or  employees or agents of the  Servicer  shall be under any  liability  to the Issuer,  the
Owner  Trustee,  the  Indenture  Trustee or the  Securityholders  for any action taken or for  refraining  from the taking of any action in good faith pursuant to this  Agreement;  provided,  however,  that this provision shall not protect the  Servicer or any such Person  against any  liability  that would  otherwise be imposed by reason of its willful  misfeasance,  bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless  disregard of its obligations and duties  hereunder.  The Servicer and any director or officer or employee or agent of the  Servicer  may rely in good faith on any  document of any kind prima facie  properly  executed  and submitted  by any Person  respecting  any matters  arising  hereunder.  The  Servicer  and any  director,  officer, employee  or agent of the  Servicer  shall be  indemnified  by the  Issuer  and held  harmless  against  any  loss, liability or expense  incurred in connection  with any legal action  relating to this Agreement or the  Securities, including any amount paid to the Owner Trustee or the Indenture  Trustee  pursuant to Section  6.06(b),  other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss, liability  or expense  shall be  otherwise  reimbursable  pursuant to this  Agreement)  and any loss,  liability or expense  incurred by reason of its willful  misfeasance,  bad faith or gross  negligence in the  performance of its duties  hereunder or by reason of its reckless  disregard of its  obligations  and duties  hereunder.  The Servicer shall not be under any  obligation  to appear in,  prosecute or defend any legal action that is not  incidental  to its duties to service the Mortgage  Loans in accordance  with this  Agreement,  and that in its opinion may involve it in any expense or  liability;  provided,  however,  that the Servicer may in its sole  discretion  undertake any such action that it may deem  necessary  or desirable  in respect of this  Agreement,  the rights and duties of the parties hereto and the interests of the  Securityholders.  In such event,  the reasonable  legal expenses and costs of such action and any liability  resulting  therefrom shall be expenses,  costs and liabilities of the Issuer, and the Servicer  shall be entitled to be  reimbursed  therefor.  The  Servicer's  right to indemnity or  reimbursement pursuant to this Section 6.03 shall survive any  resignation  or  termination  of the Servicer  pursuant to Section
6.04 or 7.01 with respect to any losses,  expenses,  costs or  liabilities  arising  prior to such  resignation  or termination (or arising from events that occurred prior to such resignation or termination).

Section 6.04      Servicer  Not to Resign.  Subject to the  provisions  of Section  6.02,  the  Servicer  shall not resign from the obligations and duties hereby imposed on it except (a) upon  determination  that the performance of its obligations or duties hereunder are no longer  permissible  under applicable law or are in material conflict by reason of applicable law with any other activities  carried on by it or its  subsidiaries or Affiliates,  the other activities  of the  Servicer so causing  such a conflict  being of a type and nature  carried on by the Servicer or its  subsidiaries  or  Affiliates  at the  date  of  this  Agreement  or  (b) upon  satisfaction  of the  following conditions:  (i) the Servicer shall have proposed a successor  Servicer to the Issuer and the Indenture  Trustee in
writing and such proposed  successor  Servicer is reasonably  acceptable to the Issuer,  the Indenture  Trustee and the Enhancer;  (ii) each Rating Agency shall have delivered a letter to the Issuer,  the Enhancer and the Indenture
Trustee  prior to the  appointment  of the  successor  Servicer  stating  that  the  proposed  appointment  of such successor  Servicer as Servicer  hereunder  will not cause a Rating  Event,  if  determined  without  regard to the
Policy;  and (iii) such  proposed successor  Servicer is reasonably  acceptable to the Enhancer,  as evidenced by a letter to the Issuer and the Indenture Trustee;  provided,  however, that no such resignation by the Servicer shall become effective until such successor Servicer or, in the case of (a) above, the Indenture  Trustee,  as pledgee of the Mortgage Loans, shall have assumed the Servicer's  responsibilities and obligations  hereunder or the Indenture
Trustee,  as pledgee of the Mortgage Loans,  shall have designated a successor  Servicer in accordance with Section
7.02. Any such resignation  shall not relieve the Servicer of responsibility  for any of the obligations  specified in Sections 7.01 and 7.02 as obligations  that survive the  resignation  or  termination of the Servicer.  Any such determination  permitting  the  resignation  of the  Servicer  shall be  evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Enhancer.

Section 6.05      Delegation  of  Duties.  In the  ordinary  course  of  business,  the  Servicer  at any  time may delegate any of its duties  hereunder to any Person,  including any of its Affiliates,  that agrees to conduct such duties in  accordance  with  standards  comparable  to those with which the Servicer  complies  pursuant to Section
3.01. Such delegation  shall not relieve the Servicer of its  obligations,  liabilities and  responsibilities  with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

Section 6.06      Payment of Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification.

(a)      After the Closing  Date,  the Servicer  covenants  and agrees to pay to the Owner  Trustee,  the Indenture
                  Trustee and any  co-trustee of the Indenture  Trustee or the Owner Trustee from time to time, and the  Owner  Trustee,  the  Indenture  Trustee  and any  such  co-trustee  shall be  entitled  to, reasonable  compensation  (which  shall not be limited by any  provision  of law in regard to the compensation of a trustee of an express trust and, in the case of the Indenture  Trustee,  for so long as  ______________  is the Servicer  shall be as set forth in the letter  agreement  between the Indenture  Trustee and the Servicer dated as of  ____________)  for all services  rendered by each of them in the execution of the trusts  created under the Trust  Agreement and the Indenture and in the exercise  and  performance  of any of the powers and duties under the Trust  Agreement or the  Indenture,  as the case may be, of the  Owner  Trustee,  the  Indenture  Trustee  and any
                  co-trustee,  and the Servicer  will pay or reimburse  the  Indenture  Trustee and any  co-trustee upon request for all  reasonable  expenses,  disbursements  and advances  incurred or made by the
                  Indenture  Trustee or any co-trustee in accordance  with any of the provisions of this Agreement, the  Indenture or the Trust  Agreement  except any such expense,  disbursement  or advance as may arise  from its  negligence,  willful  misfeasance  or bad  faith.  In  addition,  the  Indenture
                  Trustee  shall  be  entitled  to be  reimbursed  from  the  Servicer  for  all  reasonable  costs associated  with the  transfer of servicing  from the  predecessor  servicer  pursuant to Section
                  7.02 hereunder,  including,  without limitation, any reasonable costs or expenses associated with the complete  transfer of all servicing data and the  completion,  correction or  manipulation of such  servicing  data as may be  required  by the  Indenture  Trustee  to  correct  any errors or insufficiencies  in the servicing  data or otherwise to enable the  Indenture  Trustee to service the Mortgage Loans properly and effectively.

(b)      The  Servicer  agrees to  indemnify  the  Indenture  Trustee and the Owner  Trustee  for,  and to hold the
                  Indenture  Trustee  and the  Owner  Trustee,  as the case may be,  harmless  against,  any  loss, liability or expense incurred  without  negligence,  bad faith or willful  misconduct on the part of the  Indenture  Trustee  or the  Owner  Trustee,  as the case may be,  arising  out of,  or in connection  with,  the  acceptance  and  administration  of the Issuer  and the  assets  thereof, including  the costs and expenses  (including  reasonable  legal fees and  expenses) of defending the Indenture  Trustee or the Owner Trustee,  as the case may be, against any claim in connection with the  exercise  or  performance  of any of its  powers  or duties  under any Basic  Document;
                  provided that:

(i)      with respect to any such claim,  the Indenture  Trustee or Owner  Trustee,  as the case may be, shall have given the Servicer  written  notice  thereof  promptly  after the  Indenture  Trustee or
                           Owner Trustee, as the case may be, shall have actual knowledge thereof;

(ii)     while maintaining  control over its own defense,  the Issuer,  the Indenture Trustee or Owner Trustee,  as
                           the case may be, shall  cooperate and consult fully with the Servicer in preparing  such defense; and
(iii)    notwithstanding  anything  in this  Agreement  to the  contrary,  the  Servicer  shall not be  liable  for settlement of any claim by the Indenture  Trustee or the Owner Trustee,  as the case may be, entered into without the prior consent of the Servicer.

No termination of this  Agreement or resignation or removal of the Indenture  Trustee shall affect the  obligations created by this Section 6.06 of the Servicer to indemnify  the  Indenture  Trustee and the Owner  Trustee under the conditions and to the extent set forth herein.

         Notwithstanding  the  foregoing,  the  indemnification  provided by the Servicer in this  Section  6.06(b)
shall not pertain to any loss,  liability or expense of the Indenture  Trustee or the Owner Trustee,  including the costs and expenses of defending  itself  against any claim,  incurred in  connection  with any actions taken by the
Indenture Trustee or the Owner Trustee at the direction of the Noteholders or  Certificateholders,  as the case may be, pursuant to the terms of this Agreement.

                                                    ARTICLE VII

                                                      Default

Section 7.01      Servicing Default.

(a)      If a  Servicing  Default  shall  occur and be  continuing,  then,  and in every  such  case,  so long as a
                  Servicing  Default  shall  not have been  remedied  by the  Servicer,  either  the  Issuer or the
                  Indenture  Trustee,  upon actual knowledge of the occurrence of a Servicing  Default and with the consent of the Enhancer  (so long as no Enhancer  Default  exists),  or the  Enhancer,  by notice then given in writing to the Servicer,  the Issuer and the Indenture  Trustee,  may terminate all of the rights and  obligations of the Servicer as servicer  under this  Agreement  other than its right to receive  servicing  compensation and expenses for servicing the Mortgage Loans hereunder during any period  prior to the date of such  termination,  and the Enhancer or the Issuer or the
                  Indenture  Trustee with the consent of the Enhancer (so long as no Enhancer Default exists),  may exercise  any and  all  other  remedies  available  at law or  equity.  Any  such  notice  to the
                  Servicer  shall also be given to each Rating  Agency,  the Enhancer  and the Issuer.  On or after the receipt by the  Servicer of such  written  notice,  all  authority  and power of the Servicer under  this  Agreement,  whether  with  respect  to the  Securities  or  the  Mortgage  Loans  or otherwise,  shall  pass to and be  vested in the  Indenture  Trustee,  subject  to  Section  7.02 hereof,  as pledgee of the Mortgage Loans,  pursuant to and under this Section 7.01; and, without limitation,  the Indenture Trustee is hereby authorized and empowered to execute and deliver,  on behalf of the  Servicer,  as  attorney-in-fact  or  otherwise,  any and all  documents  and other instruments,  and to do or  accomplish  all other  acts or things  necessary  or  appropriate  to effect  the  purposes  of such  notice of  termination,  whether to  complete  the  transfer  and endorsement of each Mortgage Loan and related  documents,  or otherwise.  The Servicer  agrees to cooperate with the Issuer, the Enhancer and Indenture  Trustee,  as the case may be, in effecting the  termination  of the  responsibilities  and  rights  of the  Servicer  hereunder,  including, without  limitation,  the transfer to the Indenture  Trustee for the  administration by it of all cash amounts  relating to the  Mortgage  Loans that shall at the time be held by the Servicer and to be deposited by it in the Custodial  Account,  or that have been  deposited by the Servicer in the  Custodial  Account or  thereafter  received by the  Servicer  with  respect to the  Mortgage
                  Loans,  the  recordation of Assignments of Mortgages to the Indenture  Trustee if MERS is not the
                  mortgagee of a Mortgage  Loan,  and the delivery of the Mortgage  Files in its  possession to the
                  Indenture  Trustee.  All  reasonable  costs  and  expenses   (including,   but  not  limited  to,
                  attorneys'  fees) incurred in connection  with amending this Agreement to reflect such succession as Servicer  pursuant to this Section 7.01 shall be paid by the  predecessor  Servicer (or if the predecessor  Servicer is the  Indenture  Trustee,  the initial  Servicer)  upon  presentation  of reasonable documentation of such costs and expenses.

(b)      Notwithstanding  any  termination  of the  activities  of the Servicer  hereunder,  the Servicer  shall be entitled to receive,  out of any late  collection  of a payment on a Mortgage  Loan which was due prior to the notice  terminating  the Servicer's  rights and  obligations  hereunder and received after such  notice,  that  portion to which the  Servicer  would have been  entitled  pursuant to
                  Sections  3.03 and 3.09 as well as its Servicing  Fee in respect  thereof,  and any other amounts payable to the Servicer  hereunder the  entitlement  to which arose prior to the  termination  of its activities hereunder.

         Notwithstanding  the  foregoing,  a delay in or failure  of  performance  under  clause (i) or (ii) of the definition of Servicing  Default,  after the applicable  grace periods  specified  therein,  shall not constitute a
Servicing  Default if such delay or failure could not be prevented by the exercise of  reasonable  diligence by the
Servicer  and such  delay  or  failure  was  caused  by an act of God or the  public  enemy,  acts of  declared  or undeclared war,  public  disorder,  rebellion or sabotage,  epidemics,  landslides,  lightning,  fire,  hurricanes, earthquakes,  floods or  similar  causes.  The  preceding  sentence  shall not  relieve  the  Servicer  from  using reasonable  efforts to perform its respective  obligations in a timely manner in accordance  with the terms of this
Agreement.  The Servicer shall provide the Indenture Trustee,  the Enhancer and the Securityholders  with notice of any such failure or delay by it,  together with a  description  of its efforts to so perform its  obligations.  The
Servicer shall immediately  notify the Indenture  Trustee,  the Enhancer and the Issuer in writing of any Servicing
Default.

Section 7.02      Indenture Trustee to Act; Appointment of Successor.

(a)      (a)      On and after the time the Servicer  receives a notice of termination  pursuant to Section 7.01 or sends a notice  pursuant to Section 6.04, the Indenture  Trustee as pledgee of the Mortgage Loans shall  itself  become,  or shall  appoint an  affiliate  of the  Indenture  Trustee to become the successor in all respects to the Servicer in its capacity as servicer  under this  Agreement  and the  transactions  set forth or  provided  for  herein  and shall  immediately  assume all of the obligations  of the Servicer to make advances on Mortgage  Loans under  Section  3.02(b) and will be subject to all other  responsibilities,  duties and liabilities relating thereto placed on the
                  Servicer by the terms and provisions  hereof as soon as  practicable,  but in no event later than
                  90 days after the Indenture Trustee becomes successor  servicer.  During such 90 day period,  the
                  Indenture  Trustee,  with the consent of the Enhancer,  may require the Servicer being terminated to continue  to perform  such  servicing  responsibilities  (other  than  making  advances on the
                  Mortgage  Loans under  Section  3.02(b)) as the  Indenture  Trustee  deems  appropriate.  In such event,  the Servicer  being  terminated  shall provide such services as directed by the Indenture
                  Trustee  until  the  earliest  of the  date the  Indenture  Trustee  notifies  such  Servicer  to discontinue  providing  such  services,  the date on which a successor  servicer or the Indenture
                  Trustee has assumed all  responsibilities,  duties and  liabilities of the Servicer  hereunder or the  expiration  of the 90 day  period.  The  Servicer  shall be entitled  to the  Servicing  Fee hereunder  for any period  during which the Servicer is obligated to provide such  services as if no  termination  of the  Servicer  had  occurred.  Nothing  in  this  Agreement  or in the  Trust
                  Agreement  shall be  construed to permit or require the  Indenture  Trustee to (i) succeed to the responsibilities,  duties and  liabilities  of the  initial  Servicer  in its  capacity as Seller under the Purchase  Agreement,  (ii) be responsible or accountable for any act or omission of the
                  Servicer  prior to the issuance of a notice of termination  hereunder,  (iii) require or obligate the  Indenture  Trustee,  in its  capacity as successor  Servicer,  to  purchase,  repurchase  or substitute  any Mortgage  Loan,  (iv) fund any  Additional  Balances with respect to any Mortgage
                  Loan, (v) fund any losses on any Permitted  Investment  directed by any other  Servicer,  or (vi)
                  be  responsible  for  the  representations  and  warranties  of  the  Servicer.  As  compensation therefor,  the Indenture  Trustee shall be entitled to such  compensation  as the Servicer  would
                  have  been   entitled  to   hereunder  if  no  such  notice  of   termination   had  been  given.
                  Notwithstanding  the  foregoing,  if the  Indenture  Trustee is (x) unwilling to act as successor
                  Servicer itself or to appoint an affiliate to become  successor  Servicer,  or (y) legally unable so to act,  the  Indenture  Trustee  as  pledgee  of the  Mortgage  Loans  may (in the  situation described  in  clause  (x)) or shall  (in the  situation  described  in clause  (y))  appoint  or petition a court of competent  jurisdiction to appoint any  established  housing and home finance institution,  bank  or  other  mortgage  loan  servicer  having  a net  worth  of not  less  than
                  $10,000,000  as the successor to the Servicer  hereunder in the  assumption of all or any part of the responsibilities,  duties or liabilities of the Servicer hereunder;  provided,  that any such successor  Servicer  shall be acceptable to the Enhancer,  as evidenced by the  Enhancer's  prior written consent,  which consent shall not be unreasonably  withheld;  and provided further,  that the  appointment of any such successor  Servicer will not result in a Rating Event, if determined without  regard to the Policy.  Pending  appointment  of a successor to the  Servicer  hereunder, unless the Indenture  Trustee is prohibited by law from so acting,  the Indenture  Trustee itself shall act or appoint an  affiliate  to act in such  capacity as  provided  above.  In  connection with such  appointment  and assumption,  the successor shall be entitled to receive  compensation out of  payments on  Mortgage  Loans in an amount  equal to the  compensation  that the  Servicer would  otherwise  have  received  pursuant  to Section  3.09 (or such other  compensation  as the
                  Indenture  Trustee and such  successor  shall agree).  The  appointment  of a successor  Servicer shall not affect any  liability  of the  predecessor  Servicer  that may have  arisen  under this
                  Agreement  prior to its  termination as Servicer  (including the obligation to purchase  Mortgage
                  Loans  pursuant to Section  3.01, to pay any  deductible  under an insurance  policy  pursuant to
                  Section 3.04 or to indemnify  the  Indenture  Trustee  pursuant to Section  6.06),  nor shall any successor  Servicer be liable for any acts or  omissions of the  predecessor  Servicer or for any breach by such Servicer of any of its  representations  or warranties  contained herein or in any related  document  or  agreement.  The  Indenture  Trustee  and such  successor  shall  take such action,  consistent with this Agreement and the requirements  (including any notice requirements)
                  of  applicable  law, as shall be necessary to  effectuate  any such  succession.  Notwithstanding the  foregoing,  the  Indenture  Trustee,  in its  capacity as successor  Servicer,  shall not be responsible  for  the  lack  of  information  and/or  documents  that it  cannot  obtain  through reasonable  efforts  or for  failing  to take any action  that the  Indenture  Trustee is legally prohibited from taking by applicable law.

(b)      Any  successor,  including the  Indenture  Trustee,  to the Servicer as servicer  shall during its term as
                  Servicer  (i)  continue  to service  and  administer  the  Mortgage  Loans for the benefit of the
                  Securityholders,  (ii)  maintain in force a policy or policies of insurance  covering  errors and omissions in the  performance  of its  obligations  as Servicer  hereunder and a fidelity bond in respect of its  officers,  employees and agents to the same extent as the Servicer is so required pursuant to Section 3.13 and (iii) be bound by the terms of the Insurance Agreement.

(c)      Any  successor  Servicer,  including  the  Indenture  Trustee,  shall not be deemed in  default or to have breached its duties  hereunder  if the  predecessor  Servicer  shall fail to deliver any required deposit to the Custodial Account or otherwise  cooperate with any required  servicing transfer or succession hereunder.

(d)      In connection  with the  termination or resignation of the Servicer  hereunder,  either (i) the  successor
                  Servicer,  including  the  Indenture  Trustee if the  Indenture  Trustee  is acting as  successor
                  Servicer,  shall  represent  and warrant  that it is a member of MERS in good  standing and shall agree to comply in all material  respects  with the rules and  procedures  of MERS in  connection with the  servicing  of the  Mortgage  Loans that are  registered  with  MERS,  in which case the predecessor  Servicer shall  cooperate with the successor  Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor  Servicer as necessary  under MERS'
                  rules and  regulations,  or (ii) the  predecessor  Servicer  shall  cooperate  with the successor
                  Servicer in causing MERS to execute and deliver an assignment  of Mortgage in recordable  form to transfer the Mortgage  from MERS to the  Indenture  Trustee and to execute and deliver such other notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such  Mortgage  Loan or servicing of such  Mortgage  Loan on the MERS® System to the successor
                  Servicer.  The  predecessor  Servicer shall file or cause to be filed any such  assignment in the appropriate  recording  office.  The  predecessor  Servicer  shall bear any and all fees of MERS, costs of preparing any  assignments of Mortgage,  and fees and costs of filing any assignments of
                  Mortgage  that may be required  under this  subsection  (d). The successor  Servicer  shall cause such assignment to be delivered to the Indenture  Trustee or the Custodian  promptly upon receipt of the original with evidence of recording  thereon or a copy  certified by the public  recording office in which such assignment was recorded.

Section 7.03      Notification  to  Securityholders.  Upon any  termination of or appointment of a successor to the
Servicer  pursuant to this Article VII or Section 6.04,  the Indenture  Trustee  shall give prompt  written  notice thereof to the Securityholders, the Enhancer, the Issuer and each Rating Agency.

                                                    ARTICLE VIII

                                           Compliance With Regulation AB

Section 8.01      Intent of the Parties; Reasonableness.

                  The LLC, the Indenture  Trustee and the Servicer  acknowledge  and agree that the purpose of this
Article VIII is to  facilitate  compliance  by the LLC with the  provisions  of Regulation AB and related rules and regulations  of the  Commission.  The LLC shall not exercise its right to request  delivery of information or other performance  under these  provisions  other than in good faith,  or for  purposes  other than  compliance  with the
Securities Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and the
Exchange  Act.  Each  of  the  Servicer  and  the  Indenture  Trustee  acknowledges  that  interpretations  of  the requirements  of  Regulation AB  may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and  agrees  to comply  with  requests  made by the LLC in good  faith  for  delivery  of information  under  these  provisions  on the  basis of  evolving  interpretations  of  Regulation AB.  Each of the
Servicer and the Indenture  Trustee shall  cooperate fully with the LLC to deliver to the LLC (including any of its assignees  or  designees),  any and all  statements,  reports,  certifications,  records and any other  information necessary  in the  good  faith  determination  of the LLC to  permit  the LLC to  comply  with  the  provisions  of
Regulation AB,  together with such  disclosures  relating to the Servicer,  the Indenture  Trustee and the Mortgage
Loans,  or the servicing of the Mortgage Loans,  reasonably  believed by the LLC to be necessary in order to effect such compliance.

Section 8.02      Additional Representations and Warranties of the Indenture Trustee.

(a)      The  Indenture  Trustee  shall be deemed to  represent to the LLC as of the date on which  information  is first  provided to the LLC under  Section  8.03 that,  except as  disclosed in writing to the LLC prior to such date:  (i) it is not aware and has not  received  notice  that any  default,  early amortization or other  performance  triggering event has occurred as to any other  Securitization
                  Transaction  due to any act or  failure to act of the  Indenture  Trustee;  (ii) it  has not been terminated as trustee in a  securitization  of mortgage loans;  (iii) there are no aspects of its financial  condition that could have a material  adverse  effect on the  performance by it of its trustee  obligations  under this Agreement or any other  Securitization  Transaction;  (iv) there are no material legal or governmental  proceedings pending (or known to be contemplated)  against it; and (v) there are no affiliations,  relationships  or transactions  relating to the Indenture
                  Trustee with respect to the LLC or any sponsor,  issuing entity, servicer,  trustee,  originator, significant  obligor,  enhancement or support  provider or other material  transaction  party (as such terms are used in Regulation  AB) relating to the  Securitization  Transaction  contemplated by the Agreement (the "Transaction Parties").

(b)      If so requested by the LLC on any date  following the date on which  information  is first provided to the
                  LLC under Section 8.03,  the Indenture  Trustee  shall,  within five Business Days following such request,  confirm in writing the  accuracy of the  representations  and  warranties  set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of such request or such  confirmation,  provide  reasonably  adequate  disclosure of the pertinent facts, in writing, to the requesting party.

Section 8.03      Information to Be Provided by the Indenture Trustee.

(a)      If so requested by the LLC for the purpose of satisfying its reporting  obligation  under the Exchange Act with respect to any class of  Certificates,  the Indenture  Trustee shall  (i) notify  the LLC in
                  writing  of  (A) any  material  litigation  or  governmental   proceedings  pending  against  the
                  Indenture  Trustee and (B) any  affiliations or relationships  that develop following the Closing
                  Date between the Indenture  Trustee and any  Transaction  Party,  and  (ii) provide  to the LLC a written description of such proceedings, affiliations or relationships.

(b)      In addition  to such  information  as the  Indenture  Trustee is  obligated  to provide  pursuant to other provisions of this  Agreement,  if so requested by the LLC, the  Indenture  Trustee shall provide such  information  reasonably  available to the Indenture  Trustee  regarding the  performance or servicing  of  the  Mortgage  Loans  as is  reasonably  required  to  facilitate  preparation  of distribution reports in accordance with Item 1121 of Regulation AB.

Section 8.04      Report on Assessment of Compliance and Attestation.

                  On or before March 15 of each calendar year, the Indenture Trustee shall:

(a)      deliver to the LLC a report (in form and  substance  reasonably  satisfactory  to the LLC)  regarding  the
                  Indenture  Trustee's  assessment of compliance with the Servicing Criteria during the immediately preceding  calendar  year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item
                  1122 of  Regulation  AB. Such report shall be  addressed  to the LLC and signed by an  authorized officer of the Indenture  Trustee,  and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit E hereto; and

(b)      deliver to the LLC a report of a registered public  accounting firm reasonably  acceptable to the LLC that attests  to, and reports on, the  assessment  of  compliance  made by the  Indenture  Trustee and delivered  pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance  with
                  Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 8.05      Indemnification; Remedies.

(a)      The  Indenture  Trustee shall  indemnify the LLC, each  affiliate of the LLC, the Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the  Certificates or each
                  Person who controls any of such parties  (within the meaning of Section 15 of the  Securities Act and Section 20 of the Exchange Act); and the respective  present and former directors,  officers, employees  and agents of each of the  foregoing,  and shall hold each of them  harmless  from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain  arising out of or based upon:

(i)      (A)               any untrue  statement  of a material  fact  contained  or alleged to be contained in any information,  report,  certification,  accountants'  letter or other  material  provided under this  Article VIII  by or on behalf of the Indenture  Trustee  (collectively,  the
                           "Indenture  Trustee  Information"),  or (B) the omission or alleged omission to state in the  Indenture  Trustee  Information  a  material  fact  required  to be  stated  in the
                           Indenture Trustee  Information or necessary in order to make the statements  therein, in the light of the  circumstances  under which they were made, not  misleading;  provided, by way of  clarification,  that clause (B) of this paragraph  shall be construed  solely by reference  to the  Indenture  Trustee  Information  and not to any other  information communicated  in connection  with a sale or purchase of  securities,  without  regard to whether the Indenture Trustee  Information or any portion thereof is presented  together with or separately from such other information;

(ii)     any failure by the  Indenture  Trustee to deliver any  information,  report,  certification,  accountants'
                           letter or other material when and as required under this Article VIII; or

(iii)    any breach by the Indenture  Trustee of a representation  or warranty set forth in Section 8.02(a) or in a writing furnished pursuant to Section 8.02(b).

(b)      In the case of any  failure  of  performance  described  in clause  (ii) of this  Section,  the  Indenture
                  Trustee shall promptly reimburse the LLC for all costs reasonably  incurred by each such party in order to obtain the information,  report,  certification,  accountants'  letter or other material not delivered as required by the Indenture Trustee.

                                                     ARTICLE IX

                                             Miscellaneous Provisions

Section 9.01      Amendment.  This  Agreement  may be amended  from time to time by the parties  hereto;  provided, that any such  amendment  shall be  accompanied  by a letter  from  each  Rating  Agency  to the  effect  that such amendment  will not result in a Rating Event,  if determined  without regard to the Policy;  and provided  further, that the Enhancer and the Indenture Trustee shall consent thereto.

Section 9.02      GOVERNING  LAW. THIS  AGREEMENT  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF
NEW YORK AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS.

Section 9.03      Notices.  All  demands,  notices and  communications  hereunder  shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by certified mail,  return receipt  requested, to (a) in the case of the Servicer,  100 Wood Hollow Drive, Doorstop #22210, Novato,  California 94945,  Attention:
[________],   (b) in   the  case  of  the   Enhancer,   __________________   (c) in   the  case  of   [__________],
[______________________], (d) in the case of [__________], [_________________],  Attention: [____________],  (e) in
the case of the Owner  Trustee,  ______________  and  (f) in  the case of the  Issuer,  Home  Equity  Loan  Trust [
]-[ ], c/o the Owner  Trustee at the address set forth in  clause (e)  above,  and (g) in the case of the Indenture
Trustee,  at the  Corporate  Trust  Office of the  Indenture  Trustee;  or, with  respect to each of the  foregoing
Persons,  at such other address as shall be designated  by such Person in a written  notice to the other  foregoing
Persons.  Any notice  required or  permitted to be mailed to a  Securityholder  shall be given by first class mail, postage prepaid,  at the address of such Securityholder as shown in the Note Register or Certificate  Register,  as the case may be.  Any  notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be  conclusively presumed to have been duly given,  whether or not the related  Securityholder  receives such notice.  Any notice or other document  required to be delivered or mailed by the Indenture  Trustee to any Rating Agency shall be given on a reasonable  efforts basis and only as a matter of courtesy and  accommodation,  and the  Indenture  Trustee shall have no liability for failure to deliver any such notice or document to any Rating Agency.

Section 9.04      Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement or the Securities or the rights of the Securityholders.

Section 9.05      Third-Party  Beneficiaries.  This  Agreement  shall inure to the  benefit of and be binding  upon the parties  hereto,  the  Securityholders,  the Enhancer,  the Owner Trustee and their  respective  successors and permitted  assigns.  Except as  otherwise  provided  in this  Agreement,  no other  Person  shall have any right or obligation hereunder.

Section 9.06      Counterparts.  This  instrument may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall together  constitute but one and the same instrument.

Section 9.07      Effect of  Headings  and Table of  Contents.  The Article  and  Section  headings  herein and the
Table of Contents are for convenience only and shall not affect the construction hereof.

Section 9.08      Termination  Upon  Purchase by the  Servicer  or  Liquidation  of All  Mortgage  Loans;  Partial
Redemption.

(a)      The respective  obligations and  responsibilities  of the Servicer,  the Issuer and the Indenture  Trustee
                  created hereby shall  terminate upon the last action  required to be taken by the Issuer pursuant to the Trust  Agreement and by the  Indenture  Trustee  pursuant to the  Indenture  following the earlier of:

(i)      the date on or before which the Indenture or the Trust Agreement is terminated, or

(ii)     the purchase by the Servicer  from the Issuer of all Mortgage  Loans and REO Property in  accordance  with
                           Section 8.08(b).

(b)      The Servicer  shall have the right to purchase  from the Issuer all of the Mortgage  Loans and related REO
                  Property if the  aggregate  Note  Balance of the Notes as of any Payment Date is less than 10% of the  aggregate  Note  Balance of the Notes as of the Closing  Date  (provided  that a draw on the
                  Policy  would not occur as a result of such  purchase  and  provided  further  that the  purchase price will provide  sufficient  funds to pay the outstanding  Note Balance and accrued and unpaid interest on the Notes to the Payment  Date on which such  amounts  are to be  distributed  to the
                  Securityholders),  at a price  equal to 100% of the  aggregate  unpaid  Principal  Balance of all such remaining  Mortgage Loans,  plus accrued and unpaid interest thereon at the weighted average of the Loan Rates  thereon up to the date  preceding  the Payment  Date on which such amounts are to be  distributed  to the  Securityholders  (and in the case of REO  Property,  the fair  market value of the REO  Property),  plus any amounts due and owing to the Enhancer  under the Insurance
                  Agreement  related to the Mortgage  Loans or the Notes (and any unpaid  Servicing Fee relating to the Mortgage Loans shall be deemed to have been paid at such time),  plus any Interest  Shortfall and interest owed thereon to the Noteholders.

                  The  Servicer  shall send  written  notice to the Enhancer of its intent to exercise its right to purchase any of the Mortgage Loans pursuant to this Section 8.08(b).

                  If such right is exercised by the  Servicer,  the Servicer  shall  deposit the amount  calculated pursuant to this  Section 8.08(b)  with the Indenture  Trustee  pursuant to Section 4.10 of the Indenture and, upon the  receipt of such  deposit,  the  Indenture  Trustee or  Custodian  shall  release  to the  Servicer,  the files pertaining to the Mortgage Loans being purchased.  The Servicer,  at its expense,  shall prepare and deliver to the
Indenture  Trustee for  execution,  at the time the  related  Mortgage  Loans are to be  released to the  Servicer, appropriate  documents  assigning each such Mortgage Loans from the Indenture Trustee or the Issuer to the Servicer or the appropriate party.

Section 9.09      Certain  Matters  Affecting the Indenture  Trustee.  For all purposes of this  Agreement,  in the performance  of any of its duties or in the exercise of any of its powers  hereunder,  the Indenture  Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 9.10      Owner  Trustee Not Liable for Related  Documents.  The recitals  contained  herein shall be taken as the statements of the Servicer,  and the Owner Trustee and the Indenture  Trustee assume no  responsibility  for the correctness  thereof.  The Owner Trustee and the Indenture Trustee make no  representations  as to the validity or sufficiency of this Agreement,  of any Basic Document or Related  Document,  or of the Certificates  (other than the  signatures  of the Owner  Trustee  and the  Indenture  Trustee on the  Certificates)  or the Notes.  The Owner
Trustee and the  Indenture  Trustee  shall at no time have any  responsibility  or  liability  with  respect to the sufficiency  of the Trust Estate or its ability to generate the payments to be  distributed  to  Certificateholders under the Trust  Agreement  or the  Noteholders  under the  Indenture,  including  the  compliance  by the LLC, the
Sellers or the Servicer with any warranty or  representation  made under any Basic  Document or the accuracy of any such  warranty  or  representation,  or any  action of any  person  taken in the name of the Owner  Trustee  or the
Indenture Trustee.

         IN WITNESS WHEREOF,  the Servicer,  the Issuer and the Indenture  Trustee have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                                          ___________________________,
                                                             as Servicer

                                                          By:     _______________________________________
                                                                  Name:
                                                                  Title:

                                                          HOME EQUITY LOAN TRUST [    ]-[   ], as Issuer

                                                          By:     ________________, not in its individual
                                                                  capacity but solely as Owner Trustee

                                                          By:     _______________________________________
                                                                  Name:
                                                                  Title:

                                                          ________________________,
                                                             as Indenture Trustee

                                                          By:     _______________________________________
                                                                  Name:
                                                                  Title:

Acknowledged and Agreed
solely with respect to Article VII:

GREENPOINT MORTGAGE SECURITIES LLC

By:_______________________________________
     Name:
     Title:

                                                     EXHIBIT A

                                              MORTGAGE LOAN SCHEDULE

                                       [ON FILE WITH THE INDENTURE TRUSTEE]

                                                     EXHIBIT B

                                             LIMITED POWER OF ATTORNEY

                                          KNOW ALL MEN BY THESE PREMISES:

         That  _____________________,  as indenture trustee (the "Indenture Trustee"), under the indenture dated as
of _________________ (the "Indenture"),  between Home Equity Loan Trust [     ]-[   ],  as issuer and the Indenture
Trustee,  a national  banking  association  organized and existing  under the laws of the United States of America, and having its principal office located at  ____________________,  hath made,  constituted and appointed,  and does by these presents  make,  constitute and appoint  ___________________,  a corporation  organized and existing under
the laws of  [    ],  its true and  lawful  Attorney-in-Fact,  with full  power  and  authority  to sign,  execute, acknowledge,  deliver,  file for record,  and record any  instrument on its behalf and to perform such other act or acts as may be  customarily  and  reasonably  necessary  and  appropriate  to effectuate  the following  enumerated transactions  in respect of any of the  Mortgages  securing a Mortgage  Loan and the related  Loan  Agreements  for which the  undersigned  is acting as Indenture  Trustee for various  Securityholders  (whether the  undersigned  is named therein as mortgagee or beneficiary  or has become  mortgagee by virtue of endorsement of such Loan Agreement secured by any such  Mortgage)  and for which  __________________  is acting as  Servicer  pursuant  to a Servicing
Agreement dated as of __________________ (the "Servicing Agreement").

This appointment shall apply to the following enumerated transactions only:

1.       The  modification  or  re-recording  of a Mortgage,  where said  modification  or  re-recording is for the purpose of  correcting  the Mortgage to conform same to the original  intent of the parties  thereto or to correct  title  errors  discovered  after  such  title  insurance  was  issued  and said  modification  or re-recording, in either instance, does not adversely affect the Lien of the Mortgage as insured.

2.       The  subordination  of the Lien of a Mortgage  to an easement  in favor of a public  utility  company or a government agency or unit with powers of eminent domain;  this section shall include,  without limitation, the execution of partial  satisfactions/releases,  partial  reconveyances  or the execution of requests to trustees to accomplish same.

3.       With  respect  to a  Mortgage,  the  foreclosure,  the  taking  of a deed in lieu of  foreclosure,  or the completion of judicial or  non-judicial  foreclosure  or  termination,  cancellation  or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

         a.       The  substitution  of trustee(s)  serving under a Mortgage,  in accordance with state law and the
                  Mortgage;

         b.       Statements of breach or non-performance;

         c.       Notices of default;

         d.       Cancellations/rescissions of notices of default or notices of sale;

         e.       The taking of a deed in lieu of foreclosure; and

         f.       Such other  documents  and actions as may be  necessary  under the terms of the Mortgage or state law to expeditiously complete said transactions.

4.       The conveyance of the properties to the mortgage  insurer,  or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5.       The completion of loan assumption agreements.

6.       The full  satisfaction/release  of a Mortgage or full  reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Loan Agreement.

7.       The assignment of any Mortgage and the related Loan  Agreement,  in connection  with the repurchase of the
         Mortgage Loan secured and evidenced thereby.

8.       The full  assignment of a Mortgage upon payment and discharge of all sums secured  thereby in  conjunction with the  refinancing  thereof,  including,  without  limitation,  the  endorsement  of the  related  Loan
         Agreement.

9.       The  modification  or  re-recording  of a Mortgage,  where said  modification  or  re-recording is for the purpose of any modification pursuant to Section 3.01 of the Servicing Agreement.

10.      The execution of partial satisfactions/releases pursuant to Section 3.01 of the Servicing Agreement.

         The undersigned  gives said  Attorney-in-Fact  full power and authority to execute such instruments and to do and perform all and every act and thing  necessary  and proper to carry into effect the power or powers  granted by or under this Limited  Power of Attorney as fully as the  undersigned  might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

         Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in
Appendix A to the Indenture.

         Third  parties  without  actual  notice may rely upon the exercise of the power granted under this Limited
Power of  Attorney;  and may be  satisfied  that this Limited  Power of Attorney  shall  continue in full force and effect has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

                                                          ________________________,
                                                              not in its individual capacity
                                                              but solely as Indenture Trustee

                                                          By:     _______________________________________
                                                                  Name:
                                                                  Title:

STATE OF                   )
                           SS.
COUNTY OF                  )

         On this [___] day of ________________, before me the undersigned, Notary Public of said State, personally appeared_____________________________________________, personally known to me to be duly authorized officers of _________________ that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of _________________ therein named, and acknowledged to me such
_________________ executed the within instrument pursuant to its by-laws.

                                                          WITNESS my hand and official seal.

                                                          Notary Public in and for the
                                                          State of_______________________________________

After recording, please mail to:

Attn:_______________________________________

                                                     EXHIBIT C

                                            FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)                     Mortgage Loan
Prepaid in Full                                               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

_______________________________________
_______________________
Authorized Signature

****************************************************************************************************************
TO CUSTODIAN:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.
You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:            [__]     Loan Agreement

Name_______________________________________

Title______________________________________

Date____________________

                                                    EXHIBIT D-1

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

         1.       I have  reviewed the annual  report on Form 10-K for the fiscal year  [____],  and all reports on
Form 8-K containing  distribution or servicing  reports filed in respect of periods included in the year covered by that  annual  report,  of Home  Equity  Loan  Trust  [ ]-[ ] (the  "Trust"),  the  assets  of  which  are  serviced pursuant  to the  Servicing  Agreement  dated  _________________  (the  "Servicing  Agreement")  among  the  Trust,
______________ (the "Servicer") and ________________ (the "Indenture Trustee");

         2.       Based on my knowledge,  the information in these reports,  taken as a whole, does not contain any untrue  statement of a material fact or omit to state a material  fact  necessary to make the  statements  made, in light of the  circumstances  under which such statements were made, not misleading as of the last day of the period covered by that annual report;

         3.       Based on my  knowledge,  the  servicing  information  required to be  provided  to the  Indenture
Trustee by the Servicer under the Servicing Agreement is included in these reports;

         4.       I am  responsible  for reviewing  the  activities  performed by the Servicer  under the Servicing
Agreement  and based upon my knowledge  and the review  required  under the  Servicing  Agreement,  and,  except as disclosed in the report, the Servicer has fulfilled its obligations under the Servicing Agreement; and

         5.       The reports  disclose all  significant  deficiencies  relating to the Servicer's  compliance with the  minimum  servicing  standards  based upon the report  provided by an  independent  public  accountant  , after conducting a review in compliance  with the Uniform Single  Attestation  Program for Mortgage  Bankers,  or similar procedure, as set forth in the Servicing Agreement, that is included in these reports.

         [In giving the  certifications  above,  I have  reasonably  relied on  information  provided  to me by the following unaffiliated parties: [_________________], [_____________].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

         ____________________________*
         Name:
         Title:

         * to be signed by the senior officer in charge of the servicing functions of the Servicer

                                                        EXHIBIT D-2

                                   FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The undersigned, a Responsible Officer of _________________ (the "Indenture Trustee") certifies that:

         (a)      The Indenture  Trustee has performed all of the duties  specifically  required to be performed by it pursuant to the provisions of the Servicing  Agreement dated as of _____________  (the "Agreement") by and among
Home  Equity  Loan  Trust [ ]-[ ], as  depositor,  _______________,  as  Servicer,  and the  Indenture  Trustee  in
accordance with the standards set forth therein.

         (b)      Based on my knowledge,  the  information  that is provided by the Indenture  Trustee  pursuant to
Section 4.02(b) of the Agreement is accurate as of the last day of the 20[__] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20[__].

         ____________________________*
         Name:
         Title:

                                                     EXHIBIT E

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The  assessment of compliance to be delivered by the Trustee  shall  address,  at a minimum,  the criteria identified as below as "Applicable Servicing Criteria":

                                                                                              Applicable
                                                                                              Servicing
                        Servicing Criteria                                                    Criteria
______________________________________________________________________________________________________________________
      Reference                                      Criteria
______________________________________________________________________________________________________________________
                                         General Servicing Considerations
1122(d)(1)(i)           Policies and procedures  are instituted to monitor any  performance or other  triggers  and events of default  in  accordance  with the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(1)(ii)          If any  material  servicing  activities  are  outsourced  to  third parties,  policies and  procedures  are  instituted  to monitor the third  party's  performance  and  compliance  with  such  servicing activities.
______________________________________________________________________________________________________________________
1122(d)(1)(iii)         Any  requirements  in the  transaction  agreements  to  maintain  a back-up  servicer  for the credit card  accounts  or  accounts  are maintained.
______________________________________________________________________________________________________________________
1122(d)(1)(iv)          A fidelity  bond and errors  and  omissions  policy is in effect on the party  participating in the servicing  function  throughout the reporting  period  in  the  amount  of  coverage  required  by  and
                        otherwise  in  accordance   with  the  terms  of  the   transaction             X
                        agreements.
 ______________________________________________________________________________________________________________________
                                        Cash Collection and Administration
______________________________________________________________________________________________________________________
1122(d)(2)(i)           Payments  on  credit  card   accounts   are   deposited   into  the
                        appropriate  custodial  bank  accounts  and related  bank  clearing accounts no more than two business days following receipt,  or such
                        other number of days specified in the transaction agreements.                   X
______________________________________________________________________________________________________________________
1122(d)(2)(ii)          Disbursements  made via wire transfer on behalf of an obligor or to             X
                        an investor are made only by authorized personnel.
______________________________________________________________________________________________________________________
1122(d)(2)(iii)         Advances of funds or guarantees regarding  collections,  cash flows or  distributions,  and any interest or other fees charged for such advances,  are made,  reviewed  and  approved as  specified  in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(2)(iv)          The related  accounts  for the  transaction,  such as cash  reserve
                        accounts    or    accounts     established    as    a    form    of
                        overcollateralization,   are  separately   maintained  (e.g.,  with
                        respect  to  commingling  of cash) as set forth in the  transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(2)(v)           Each  custodial  account  is  maintained  at  a  federally  insured depository institution as set forth in the transaction  agreements.
                        For  purposes  of this  criterion,  "federally  insured  depository institution" with respect to a foreign financial  institution means a foreign  financial  institution  that meets the  requirements  of
                        Rule 13k-1(b)(1) of the Securities Exchange Act.
______________________________________________________________________________________________________________________
1122(d)(2)(vi)          Unissued  checks  are  safeguarded  so as to  prevent  unauthorized access.
______________________________________________________________________________________________________________________
1122(d)(2)(vii)         Reconciliations   are   prepared   on  a  monthly   basis  for  all
                        asset-backed securities related bank accounts,  including custodial accounts and related bank clearing accounts.  These reconciliations are (A)  mathematically  accurate;  (B) prepared within 30 calendar days after the bank statement  cutoff date, or such other number of days  specified  in the  transaction  agreements;  (C) reviewed and approved  by  someone  other  than  the  person  who  prepared  the
                        reconciliation;   and  (D)  contain  explanations  for  reconciling
                        items.  These  reconciling  items are  resolved  within 90 calendar days of their  original  identification,  or such  other  number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________
                                         Investor Remittances and Reporting
______________________________________________________________________________________________________________________
1122(d)(3)(i)           Reports  to  investors,  including  those  to  be  filed  with  the
                        Commission,  are  maintained  in  accordance  with the  transaction agreements and applicable  Commission  requirements.  Specifically, such reports (A) are prepared in  accordance  with  timeframes  and other terms set forth in the  transaction  agreements;  (B) provide information  calculated in accordance  with the terms  specified in the  transaction  agreements;  (C) are filed with the Commission as
                        required  by  its  rules  and  regulations;   and  (D)  agree  with
                        investors'  or  the  trustee's  records  as  to  the  total  unpaid principal  balance and number of credit card  accounts  serviced by the Servicer.
______________________________________________________________________________________________________________________
1122(d)(3)(ii)          Amounts due to investors  are  allocated and remitted in accordance with  timeframes,  distribution  priority and other terms set forth
                        in the transaction agreements.                                                  X
______________________________________________________________________________________________________________________
1122(d)(3)(iii)         Disbursements  made to an investor  are posted  within two business
                        days to the Servicer's  investor  records,  or such other number of             X
______________________________________________________________________________________________________________________
                        days specified in the transaction agreements.
1122(d)(3)(iv)          Amounts  remitted to investors per the investor  reports agree with
                        cancelled  checks,  or other form of  payment,  or  custodial  bank             X
                        statements.
______________________________________________________________________________________________________________________
                                              Pool Asset Administration
______________________________________________________________________________________________________________________
1122(d)(4)(i)           Collateral  or security on credit card  accounts is  maintained  as required  by the  transaction  agreements  or  related  asset  pool
                        documents.                                                                      X
______________________________________________________________________________________________________________________
1122(d)(4)(ii)          Account and related  documents are  safeguarded  as required by the             X
                        transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(iii)         Any  additions,  removals  or  substitutions  to the asset pool are made,  reviewed and approved in accordance  with any  conditions or requirements in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(iv)          Payments on credit card  accounts,  including any payoffs,  made in accordance  with the related  credit card  accounts  documents  are posted to the Servicer's  obligor  records  maintained no more than two  business  days after  receipt,  or such  other  number of days
                        specified  in  the   transaction   agreements,   and  allocated  to
                        principal,  interest or other items  (e.g.,  escrow) in  accordance with the related asset pool documents.
______________________________________________________________________________________________________________________
1122(d)(4)(v)           The  Servicer's  records  regarding  the  accounts and the accounts agree with the  Servicer's  records  with  respect to an  obligor's unpaid principal balance.
______________________________________________________________________________________________________________________
1122(d)(4)(vi)          Changes  with  respect  to the  terms  or  status  of an  obligor's
                        account  (e.g.,   loan   modifications   or  re-agings)  are  made,
                        reviewed and approved by authorized  personnel in  accordance  with the transaction agreements and related pool asset documents.
______________________________________________________________________________________________________________________
1122(d)(4)(vii)         Loss  mitigation  or recovery  actions  (e.g.,  forbearance  plans, modifications  and deeds in lieu of foreclosure,  foreclosures  and
                        repossessions,   as  applicable)   are  initiated,   conducted  and
                        concluded in accordance  with the timeframes or other  requirements established by the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(viii)        Records  documenting  collection  efforts are maintained during the period a Account is delinquent in accordance  with the  transaction agreements.  Such  records  are  maintained  on at least a  monthly
                        basis,   or  such  other  period   specified  in  the   transaction
                        agreements,  and  describe the entity's  activities  in  monitoring delinquent Accounts including,  for example,  phone calls,  letters and  payment  rescheduling  plans in  cases  where  delinquency  is deemed temporary (e.g., illness or unemployment).
______________________________________________________________________________________________________________________
1122(d)(4)(ix)          Adjustments  to interest rates or rates of return for Accounts with variable rates are computed based on the related Account documents.
______________________________________________________________________________________________________________________
1122(d)(4)(x)           Regarding  any funds held in trust for an  obligor  (such as escrow accounts):  (A) such  funds are analyzed,  in  accordance  with the obligor's Account  documents,  on at least an annual basis, or such other period specified in the transaction agreements;  (B) interest on such funds is paid, or credited,  to obligors in accordance with applicable  Account  documents and state laws;  and (C) such  funds are  returned  to the  obligor  within  30  calendar  days  of full repayment  of the related  Accounts,  or such other  number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xi)          Payments  made on behalf of an  obligor  (such as tax or  insurance payments)  are made on or before the related  penalty or expiration dates,  as indicated on the  appropriate  bills or notices for such payments,  provided  that such  support  has been  received  by the servicer at least 30 calendar  days prior to these  dates,  or such other number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xii)         Any late  payment  penalties in  connection  with any payment to be made on behalf of an  obligor  are paid from the  servicer's  funds and not charged to the obligor,  unless the late payment was due to the obligor's error or omission.
______________________________________________________________________________________________________________________
1122(d)(4)(xiii)        Disbursements  made on behalf of an obligor  are posted  within two business days to the obligor's records  maintained by the servicer,
                        or  such  other  number  of  days  specified  in  the   transaction
                        agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xiv)         Delinquencies,   charge-offs   and   uncollectible   accounts   are
                        recognized  and  recorded  in  accordance   with  the   transaction
                        agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xv)          Any  external   enhancement   or  other   support,   identified  in
                        Item 1114(a)(1)  through  (3) or Item  1115 of  Regulation  AB,  is maintained as set forth in the transaction agreements.
______________________________________________________________________________________________________________________

         Section 3.12          Access to Certain Documentation and Information Regarding the Mortgage
                               Loans............................................................................19

         Section 3.13          Maintenance of Certain Servicing Insurance Policies..............................19

         Section 3.14          Information Required by the Internal Revenue Service and Reports of

         Section 3.20          Enforcement of Due-on-Sale Clauses; Assumption and Modification

         Section 6.02          Merger or Consolidation of, or Assumption of the Obligations of, the

         Section 6.06          Payment of Indenture Trustee's and Owner Trustee's Fees and Expenses;

         Section 9.08          Termination Upon Purchase by the Servicer or Liquidation of All Mortgage

EXHIBIT D-1           FORM OF FORM 10-K CERTIFICATION........................................................D-1-1

EXHIBIT D-2           FORM OF BACK-UP CERTIFICATION TO FORM 10-K
                      CERTIFICATE............................................................................D-2-1

EXHIBIT E             SERVICING CRITERIA TO BE ADDRESSED
                      IN ASSESSMENT OF COMPLIANCE..............................................................E-1